UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

March 31, 2013

Annual Report

Touchstone Strategic Trust

Touchstone Diversified Small Cap Growth Fund

Touchstone Growth Opportunities Fund

Touchstone Large Cap Growth Fund

Touchstone Mid Cap Growth Fund

Table of Contents

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4 - 17
Tabular Presentation of Portfolios of Investments (Unaudited)	18
Portfolio of Investments:
Touchstone Diversified Small Cap Growth Fund	19
Touchstone Growth Opportunities Fund	21
Touchstone Large Cap Growth Fund	23
Touchstone Mid Cap Growth Fund	25
Statements of Assets and Liabilities	27 - 28
Statements of Operations	29
Statements of Changes in Net Assets	30 - 31
Statements of Changes in Net Assets - Capital Stock Activity	32 - 35
Financial Highlights	36 - 44
Notes to Financial Statements	45 - 57
Report of Independent Registered Public Accounting Firm	58
Other Items (Unaudited)	59 - 67
Management of the Trust (Unaudited)	68 - 70
Privacy Protection Policy	71

2

Letter from the President

Dear Shareholder,

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information and manager commentaries for the twelve months ended March 31, 2013.

During the year, the U.S. Presidential campaign left many investors uneasy about the potential direction of spending and taxation. Congress’ self imposed “fiscal cliff” was negotiated through year-end 2012, culminating in the return of the payroll tax. Sequestration cuts — though debated at length by Congress – took effect in early 2013. The long-term economic impact of both of these events was largely unknown, even as investors continued their shift to equities in favor of risk taking.

Overall, improving investor sentiment and diminished fears about a global financial crisis have boosted equity markets in the last 12 months, though market volatility and uncertainty continue to lurk in the background.

The U.S. equity markets posted positive performance for the fiscal year and outperformed both the developed and emerging international markets. From a market capitalization perspective, mid-cap stocks outpaced both small- and large-cap stocks, although all capitalizations performed well. Value outperformed growth significantly but it is important to note that both styles produced double-digit returns for the fiscal year. Interest rates remain low and are forecasted to stay low.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific area of expertise.

We continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional on a sound asset allocation strategy to help keep your financial goals on course.

Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Diversified Small Cap Growth Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Diversified Small Cap Growth Fund seeks long-term growth of capital by investing primarily in stocks of small-cap companies. Fund management focuses on companies that are experiencing improving secular or cyclical fundamental trends and high-quality, well-managed companies with competitive business models.

Fund Performance

The Touchstone Diversified Small Cap Growth Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Growth Index for the 12-month period ended March 31, 2013. The Fund’s total return was 9.81 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 14.52 percent for the same period.

Market Environment

Following two strong prior quarters in the equity markets, stocks sold off in the second quarter of 2012 almost as if on cue. Similar to the spring of 2010 and 2011, the European debt crisis escalated further driven by concerns about Greece staying in the European Union and what monetary policies might halt rapidly rising Spanish and Italian bond yields. Just after the end of the second quarter, the European Central Bank (ECB), People’s Bank of China (PBOC) and Bank of England (BOE) all enacted further monetary easing initiatives to help support the slowing economy and provide more liquidity for the European banking systems.

The primary issues investors focused on later in calendar 2012 were, of course, the presidential election and the impeding fiscal cliff. Equities initially sold off post-election into mid-November but rallied strongly into the end of the year on hopes for a budget deal. Although there were some fiscal issues in the U.S. resolved on the last day of 2012 and the first day of 2013, other battles loom on spending cuts, entitlement reform and the debt ceiling. Positives included strong corporate balance sheets and a slowly improving housing market.

In early 2013, it appears the global economy continues to be sluggish due to weakness in Europe but offset somewhat by improving growth in the U.S. U.S. stocks extended their gains from the last six weeks of 2012 after Congress solved the fiscal cliff issue. Global equities in general rallied driven by continued monetary easing by the U.S. Federal Reserve (Fed) and the ECB and Bank of Japan (BOJ). The U.S. economy appeared to be picking up some momentum in the first two and a half months of the quarter but several softer economic reports at the end of March and the first few days of April indicated that the economy may have slowed modestly. This slowing may be due to the increased income and payroll taxes as a result of the fiscal cliff deal reached at the beginning of the year, unusually cold weather in March, and possibly the political rhetoric over the federal budget sequester. It is too early to tell if the recent softer economic numbers are shorter term bumps in the road to better growth or the beginning of a more meaningful slowdown.

Portfolio Review

The sectors with the strong contribution to relative return for the year were Energy, Health Care, Industrials, and Materials while the lagging sectors were primarily Consumer Discretionary and to a lesser extent, Financials.

Stocks that contributed to performance for the year included Onyx Pharmaceuticals, Inc., BioMarin Pharmaceutical, Inc., and Spectranetics Corp. (Health Care sector), Mellanox Technologies, Ltd., Maximus, Inc., and Aspen Technology, Inc. (Information Technology sector), Gulfport Energy Corp. and Dril-Quip, Inc. (Energy sector), Middleby Corp., and Belden, Inc. (Industrials sector), Portfolio Recovery Associates, Inc. and First Cash Financial

4

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Services, Inc., (Financials sector), Cinemark Holdings Inc. (Consumer Discretionary sector), and Hecla Mining Co. (Materials sector).

Stocks that detracted from performance for the year included Body Central Corp., Deckers Outdoor Corp., Big Lots, Inc., American Public Education, Inc. and BJ’s Restaurants, Inc. (Consumer Discretionary sector), Constant Contact, Inc., and VeriFone Systems, Inc. (Information Technology sector), NxStage Medical, Inc. and Impax Laboratories, Inc. (Health Care sector), EZCorp, Inc. (Financials sector), and PetroQuest Energy, Inc. and Energy XXI Ltd. (Energy sector).

The biggest change from a sector perspective to the Fund was a reduction in the relative weight in the Consumer Discretionary sector as we believe higher payroll and income taxes will create headwinds to the consumer.

Outlook

Even though we continue to believe global and domestic economy growth will be slow and choppy, there are still areas of opportunity in companies that can benefit from new or expanding products, geographic growth, or cyclical tailwinds that will help drive sales and margins higher.

Many companies held in the Health Care sector are providing new products and/or services that save the systems money and improve patient outcome. In the Materials sector, the Fund holds companies that are benefitting from very low natural gas prices resulting from the dramatic increased production from the shale drilling boom in the U.S. In the Energy sector, in addition to the shale drilling theme, the Fund has positions in companies benefitting from improving offshore fundamentals. In the InformationTechnology sector, the Fund holds several companies that should benefit from mobile/wireless connectivity. In the Consumer Discretionary sector, we have added new names that should be beneficiaries of a recovery in the U.S. housing market.

We continue to be concerned about 1) the European debt situation, 2) global economic growth, and 3) the possible unintended consequences from central bank actions. The issue regarding central banks is especially relevant recently given the BOJ’s decision to massively ramp up its version of Quantitative Easing (QE). It is in fact easing monetary conditions to a far greater degree than even our Fed relative to the size of its economy. The anticipation and announcement of the new political and central bank leadership that it would do whatever it takes to get Japan out of its deflationary stranglehold and weaken the Yen has certainly been well received by investors in Japanese equities. However, the risks are unknown for the global economy given intensity by which global central bankers are attempting to improve growth via QE.

Because of these concerns, the Fund’s portfolio continues to be positioned in companies that we believe can increase sales and profits in spite of this difficult environment. We continue to look for companies with good business models that 1) generate high levels of cash flow using modest or no financial leverage, 2) have unique products or services that have a competitive, sustainable advantage and 3) are experiencing improving secular or cyclical fundamentals. In addition, we will also take positions in companies where we find valuations that appear to be overly discounting negative events or news and where there is a path or a catalyst to growth in the near to intermediate term.

5

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Diversified Small Cap Growth Fund - Class A* and the Russell 2000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares and Class Y shares commenced operations on September 6, 2006 and Class C shares commenced operations on August 1, 2007. The Class C shares performance information was calculated using the historical performance of Class A shares for periods prior to August 1, 2007. The returns have been restated for sales charges and for fees applicable to Class C shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The past performance is not predictive of future results.

Note to Chart

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

6

Management's Discussion of Fund Performance (Unaudited)

Touchstone Growth Opportunities Fund

Sub-Advised by Westfield Capital Management LP

Investment Philosophy

The Touchstone Growth Opportunities Fund seeks long-term capital appreciation by primarily investing in stocks of U.S. companies with large, medium and small market capitalizations. Fund management places focus on companies that are believed to have demonstrated records of achievement with excellent prospects for earnings growth over a 1- to 3-year period and incorporates a proprietary, research driven, bottom-up approach that seeks to identify quality growth companies with strong management teams, sustainable business models and solid financials.

Fund Performance

The Touchstone Growth Opportunities Fund (Class A Shares) outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period ended March 31, 2013. The Fund’s total return was 14.08 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 10.42 percent for the same period.

Market Environment

While we agree that global economic growth remains tepid, we are excited to have identified some clear pockets of strength. Domestic auto sales have been surprisingly resilient and home prices continue to improve. Housing is a critical component of the U.S. economy and, until last year, had been absent for much of the recovery. Additionally, the strength in construction activity broadened out beyond the housing market as the Architectural Billings Index – a forward indicator of non-residential construction activity – improved markedly. This should bode well for not only traditional construction but also for related industries as well. The broad market saw double digit returns in nearly every sector. Weakness in the Information Technology sector can be attributed to disappointments in consumer electronics, general inventory issues and potential sequestration risks to critical government spending. The Materials sector has been hurt by several underperforming sub-sectors like steel, aluminum and gold. We think that this underperformance has less to do with the state of the global economy and more to do with excess capacity built during more optimistic times.

Portfolio Review

The outperformance of the Fund was broad-based; seven economic sectors contributed to excess returns. Positive stock selection in the Energy, Consumer Discretionary, Materials, and Consumer Staples sectors provided most of the incremental performance benefit. The Information Technology sector was the only meaningful source of relative weakness.

The Energy sector contributed to relative results, driven primarily by strength in the Fund’s holdings in two oil refiners, Tesoro Corp. and Valero Energy Corp. We have maintained for some time that U.S.-based refineries enjoy a competitive advantage over their global peers given the feed stock price differential between North Sea Brent and U.S. West Texas Intermediate crude oil varieties. Tesoro raised its dividend for three consecutive quarters and has been engaged in aggressive share repurchase activity. We continue to believe that the company’s big opportunity exists in its ability to procure advantaged feed stocks for its California refiners. Once the company closes on its acquisition of select refining operations from BP Plc., management will shift its focus towards executing on the $250 million in potential synergies from the deal. We like Valero for its significant presence in the Gulf Coast region and strong free cash flow profile. With a large project scheduled for completion in the third quarter of 2013, we expect the company to continue buying back shares and potentially boost its dividend later in the year. Global oilfield services provider Halliburton Co., which was added to the Fund in the summer of 2012, also augmented relative returns. The company’s revenues continue to grow from the

7

Management's Discussion of Fund Performance (Unaudited)

(Continued)

2008 trough and the company recently announced its intention to begin distributing at least 15-20% of net income as a quarterly dividend. Halliburton is the first company in the oil services sector to move to a variable dividend model, which reinforces its commitment to capital discipline. We also like the stock as an indirect way to capitalize on rising natural gas prices. The New York Mercantile Exchange (NYMEX) natural gas futures contract was at a 52-week high at the end of March, and we believe the current price levels are sustainable.

The Consumer Discretionary sector added to relative returns. The Fund increased its exposure to the sector during the period, encouraged by signs of a turn in the U.S. housing market and by steady improvements in the rate of unemployment. The Fund benefited from investments in areas of recent secular strength, such as homebuilding and home furnishing retail. Homebuilder NVR Inc. was the sector’s top relative and absolute contributor to performance results. The company, which enjoys industry-leading margins due to its cost control and manufacturing expertise, has generated the highest returns on capital among its peers over the past decade. We believe the company’s advantage lies in the informal partnerships it maintains with local developers, which allows it to operate without the inflated inventory levels that plague most other homebuilders. The Fund’s investment in the stock was trimmed twice in the past twelve months and the entire position was sold in early April when the shares reached our internal price target. Williams-Sonoma Inc., a home furnishing products retailer, also advanced during the period, outperforming the Index’s peers. We purchased the stock encouraged by several positive developments within the company, such as their focus on growing the West Elm furniture store concept and ecommerce and logistics initiatives. In addition, we like management’s commitment to returning capital to shareholders – the company increased its dividend 41% and announced a $750 million share repurchase authorization in the first quarter of 2013.

Investments in the Materials sector contributed to relative gains. PPG Industries Inc., a manufacturer of protective and decorative coatings and glass products, was the top relative and absolute performer in the sector. The stock advanced in the end of 2012 after the company announced its acquisition of specialty chemical company AkzoNobel’s North American architectural coatings business and reinitiated a $500-750 million share buyback. The acquisition should allow the company to increase its leverage to a recovering U.S. architectural paint market, resulting in more direct exposure to the professional market, which we think can grow faster than the DIY (do-it-yourself) category. PPG also expects to be able to remove $160 million of costs from the business in the next three years. International Paper Co. also augmented excess returns. The U.S. paper manufacturing industry has consolidated in the past several years and paper and packaging producers like International Paper have been benefiting from containerboard price increases. The latest round of such increases was initiated by industry players in February and, if these prices stick, they will result in higher profit margins down the road.

The Consumer Staples sector contributed to performance. Shares of private-label food products manufacturer Ralcorp Holdings Inc. surged in November, after the company announced that it would be acquired by North American food giant ConAgra Foods, Inc. at a 28% premium to Ralcorp’s then stock price. The Hershey Co., a maker of chocolate and confectionary products, was also a performance standout. Although we trimmed the stock on a number of occasions during the past twelve months, we continue to like the company for its robust international growth and unusually strong earnings visibility owing to positive category dynamics, good innovation flow, and successful pricing realization.

The Information Technology sector detracted from relative returns. The performance of Cisco Systems Inc., a networking products manufacturer, was disappointing. In the spring of 2012, the stock was punished by investors after the company issued unexpectedly somber forward earnings guidance. We sold the Fund’s position in Cisco later in 2012 to reflect the potential for continued macroeconomic uncertainty and worsening enterprise spending. We repurchased the shares in the beginning of 2013, following the company’s solid earnings results and upbeat forward-looking statement by John Chambers, the company’s CEO. Encouragingly, he said that U.S. enterprise orders grew 9% year-over-over, an important leading indicator for the industry. Also hurting performance results were shares of Check Point SoftwareTechnologies Ltd., a leading maker of security software.

8

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Check Point is a classic example of the razor/razorblade business, generating recurrent revenues through its network security appliances and software. Last spring the stock traded down after reporting earnings its first fiscal quarter, which is always the most challenging quarter of the year due to the company’s deferred billings model. While we like Check Point’s record of above-consensus Earnings Per Share (EPS) growth, we were concerned that continued weakness in Europe would have a negative impact on the company’s future market share gains, and we sold the Fund’s position in the stock.

Outlook

We think it is reasonable to assume that an equity market correction will occur at some point in 2013 as this type of market event has become somewhat commonplace in recent years. A growth scare of some kind will likely emerge – as it has in each of the last three years – and pressure cyclically sensitive stocks. We are hopeful that this volatility will create opportunities for us to build investment positions in those areas which we believe offer compelling longer term rewards. We remain constructive and believe that the necessary building blocks for a sustained bull market are in place. Earnings growth should accelerate throughout 2013, and so long as the U.S. Federal Reserve (Fed) remains accommodative, some broad themes should sustain the health of the economy. An ongoing renaissance in Industrial America driven by stable labor costs and cheap energy should improve the productive capacity of the U.S. and improve the fortunes of not only Industrials’ companies but many Materials sector companies as well. The construction market has just begun to improve and trends would suggest that both residential and non-residential construction should remain healthy for some time. We believe that innovation in the Health Care, Energy and InformationTechnology sectors should revitalize organic growth in these critical economic sectors.

9

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Growth Opportunities Fund - Class A* and the Russell 3000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares commenced operations on September 29, 1995, Class C shares commenced operations on August 2, 1999, Class Y shares and Institutional Class shares commenced operations on February 2, 2009. The Class C shares performance information was calculated using the historical performance of Class A shares for periods prior to August 2, 1999, Class Y shares and Institutional shares performance information was calculated using the historical performance of Class A shares for periods prior to February 2, 2009. The returns have been restated for sales charge and for fees applicable to Class C, Class Y and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The past performance is not predictive of future results.

Note to Chart

The Russell 3000® Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

10

Management's Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Growth Fund

Sub-Advised by Navellier & Associates, Inc.

Investment Philosophy

The Touchstone Large Cap Growth Fund seeks long-term growth of capital. The Fund primarily invests in common stocks of large-cap U.S. companies believed to possess strong appreciation potential.

Fund Performance

The Touchstone Large Cap Growth Fund (Class A Shares) underperformed its benchmark, the Russell 1000® Growth Index, for the year ended March 31, 2013. The Fund’s total return was 4.05 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 10.09 percent for the same period.

Market Environment

The global economy continued to be sluggish and volatile due to weakness in Europe, but was offset somewhat by improving U.S. growth. Although the U.S. economy appeared to be picking up some momentum, several softer economic reports at the end of March 2013 indicated that the economy may have slowed modestly. This slowing may be due to the increased income and payroll taxes resulting from the fiscal cliff deal reached at the beginning of the year, unusually cold weather in March, and political rhetoric over the federal budget sequester.

Portfolio Review

For the Fund’s fiscal year, the Consumer Discretionary and Industrials sectors were the primary detractors from relative Fund performance due to stock selection and underweight positions. Stock selection within the Consumer Staples and Health Care sectors also detracted from Fund performance. An underweight to the Information Technology sector, as well as stock selection, contributed most to relative Fund performance, but was not enough to overcome the underperformance across other sectors and securities. In an effort to reduce relative volatility, the Fund’s sector weights were trimmed to be more in-line with the benchmark without taking what were considered to be oversized stakes within cyclical sectors.

Holdings that detracted most from the Fund’s performance were: Apple Inc. and VeriSign Inc. (Information Technology sector), Chipotle Mexican Grill Inc. and O’Reilly Automotive Inc. (Consumer Discretionary sector) and Fastenal Company (Industrials sector). Apple stock was volatile throughout the period despite delivering record sales and earnings during the fourth quarter. We believe this was likely due to investors’ elevated expectations for the iPhone 5 and iPad Mini, which were successes, but perhaps not as large as originally expected. There are indications that Apple is accelerating product launches; there are already signs of testing and a possible mid-year launch for iPhone 6, as well as newer iPad models and an Apple TV set. Chipotle and AutoZone both reported a slowdown in business. Chipotle missed its same-store sales estimates, and Autozone reported lower same-store sales due to uneven economic performance. Both stocks were sold during the latter part of the year, as their stock prices deteriorated. VeriSign and Fastenal same-store sales were also affected by adverse economic conditions and both were sold late in the year due to deteriorating stock prices as well.

The largest individual contributors to the Fund’s performance during the period were: Biogen Idec Inc. (Health Care sector), Visa Inc. and Equinix Inc. (Information Technology sector) Marathon Petroleum Corp. (Energy sector) and Home Depot Inc. (Consumer Discretionary sector). Biogen Idec reflected the commercial potential of Multiple Sclerosis pill Tecfidera, and rose on its March approval as it became clear that the drug had strong potential to boost company revenues over the next three years. Visa, a payments technology company, contributed due to the proliferation of electronic payments worldwide. Equinix is directly leveraged to growth in internet traffic as it operates carrier-neutral data centers in all major global markets, which allows corporations to outsource a major part of their IT departments. Given these trends, we believe internet data traffic is likely to continue

11

Management's Discussion of Fund Performance (Unaudited)

(Continued)

to grow strongly over the next five years. Marathon Petroleum benefitted from a shortage of refining capacity in the industry and a lower price for the West Texas Intermediate (WTI) grade of crude, in comparison to the international Brent grade in Europe. Home Depot rose on the upswing of the improving housing market.

Due to a slowdown last summer, the Fund’s Consumer Discretionary sector weight was reduced but, despite the decreased allocation, it remains an overweight relative to the benchmark, as we believe a recovering economy and slowly falling unemployment rate will benefit this sector disproportionately. The Fund is also overweight in the Utilities sector which we believe will benefit from the benign interest rate environment that is expected to persist throughout 2013, and slightly overweight in the Financials sector which may benefit from an improving U.S. economic environment.

Outlook

In our opinion, the European situation may prove to be a major headwind for the remainder of the year. We believe that Cyprus may have created a precedent of raiding bank deposits to bail out governments, and that U.S. deficit spending—although necessary to support the economy in times of need—is likely unsustainable. Also, the aggressive quantitative easing by Japan has caused sharp currency depreciation, which may be positive for Japan but not necessarily for its trading partners. As such, competitive currency devaluations and currency conflicts could remain a possibility in the present environment.

Going forward, we believe that the Fund is well-positioned for a cyclical upswing in the U.S. economy, which is currently benefiting from improving housing and labor markets. Furthermore, a continuation of all-time-high corporate profits should result in more hiring, which would be supportive of a virtuous cycle for overall economic activity.

12

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Large Cap Growth Fund - Class A* and the Russell 1000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class B, Class C and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares commenced operations on December 19, 1997, Class B and Class C shares commenced operations on October 4, 2003 and Class Y shares commenced operations on November 10, 2004. The Class B shares and Class C shares performance information was calculated using the historical performance of Class A shares for periods prior to October 4, 2003 and Class Y shares performance information was calculated using the historical performance of Class A shares for periods prior to November 10, 2004. The returns have been restated for sales charges and for fees applicable to Class B, Class C and Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The past performance is not predictive of future results.

Notes to Chart

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

13

Management's Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Growth Fund

Sub-Advised by Westfield Capital Management LP

Investment Philosophy

The Touchstone Mid Cap Growth Fund invests primarily in stocks of domestic mid-cap companies that are believed to have a demonstrated record of achievement with excellent prospects for earnings growth over a 1 to 3 year period. Fund management believes that companies that exhibit faster earnings growth offer the best opportunity for superior real rates of return and that reasonably priced stocks of companies with high forecasted earnings potential are best identified through in-depth, fundamental research and first-hand knowledge of company operations derived through on-site visits and meetings with management.

Fund Performance

The Touchstone Mid Cap Growth Fund (Class A Shares) slightly underperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period ended March 31, 2013. The Fund’s total return was 12.73 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 12.76 percent for the same period.

Market Environment

While we agree that global economic growth remains tepid, we are excited to have identified some clear pockets of strength. Domestic auto sales have been surprisingly resilient and home prices continue to improve. Housing is a critical component of the U.S. economy and until last year, had been absent for much of the recovery. Additionally, the strength in construction activity broadened out beyond the housing market as the Architectural Billings Index – a forward indicator of non-residential construction activity – improved markedly. This should bode well for not only traditional construction but also for related industries as well. The broad market saw double digit returns in nearly every sector for the year. Weakness in the Information Technology sector can be attributed to disappointment in consumer electronics, general inventory issues and potential sequestration risks to critical government spending. The Materials sector has been hurt by several underperforming sub-sectors like steel, aluminum and gold. We think that this underperformance has less to do with the state of the global economy and more to do with excess capacity built during more optimistic times.

Portfolio Review

The Energy sector contributed to relative results. Oil & gas refiners Tesoro Corp. and Valero Energy Corp. both advanced meaningfully over the period. We have maintained for some time that U.S.-based refineries enjoy a competitive advantage over their global peers given the feed stock price differential between North Sea Brent and U.S. West Texas Intermediate crude oil varieties. Tesoro raised its dividend for the third consecutive quarter and has been engaged in aggressive share repurchase activity. Once the company closes on its acquisition of select refining operations from BP PLC., management will shift its focus towards executing on the $250 million in potential synergies from the deal. We continue to believe that the company’s big opportunity exists in its ability to procure advantaged feed stocks for its California refiners. We like Valero for its significant presence in the Gulf Coast region and strong free cash flow profile. With a large project scheduled for completion in the third quarter of 2013, we expect the company to continue buying back shares and potentially boost its dividend later in the year.

The Consumer Discretionary sector contributed to relative performance results. Homebuilder NVR Inc., which enjoys near industry-leading margins due to its control of overhead costs and manufacturing expertise, traded higher. The company has generated the highest returns on capital among its peers over the past decade and has remained committed to repurchasing substantial amounts of stock recently. We believe the company’s advantage lies in the informal partnerships it maintains with local developers, which allows it to operate without the

14

Management's Discussion of Fund Performance (Unaudited)

(Continued)

inflated inventory levels that plague most other homebuilders. Pent-up demand, easy comparisons, sustained low mortgage rates, and strong affordability metrics have contributed to better housing turnover. Prices for homes not in foreclosure are firming, and investor groups are buying foreclosed homes in bulk with the intention of repairing and renting the houses. Discovery Communications Inc. also advanced. We view the company as one of the highest quality, long-term growth stories in media with the ability to improve margins considerably. The company has strong free cash flow, a significant share repurchase opportunity, and should deleverage its balance sheet going forward. Cable companies continue to take share from broadcasters. Discovery has one of the best cable network footprints, industry-leading ratings and advertising growth, and an enviable international platform. With every one of the company’s contracts coming up for renewal in 2013, the company could see a meaningful acceleration in subscriber fee revenue growth (50% of its business) from the low-mid single digits to the high-single/low-double digits.

The Financials sector contributed to relative performance results. Provider of financial planning, brokerage, asset management, and insurance services Ameriprise Financial Inc. augmented relative results. Recent quarterly earnings, which came in above consensus expectations, were driven by stronger revenues, an encouraging trend after over a year of flat top-line growth. The company’s wealth management business segment exhibited the best results with positive inflows and operating margins that exceeded the company’s targets. We view improving flows into the company’s Columbia Asset Management business, increased client activity, and strong equity markets as catalysts for the stock. We also like Ameriprise’s commitment to returning capital to shareholders: over four hundred million dollars was distributed in the fourth quarter through a combination of dividends and share repurchases. Direct banking and payment services company Discover Financial Services also advanced. The company continues to see sound fundamentals with revenues growing in excess of 10% on a year-over-year basis, driven by better margins, modest loan growth, and network revenue. We view the potential expansion of the company’s existing payments network, either towards a PayPal partnership or separate mobile initiatives, as a potential catalyst going forward. With a Tier 1 common capital ratio of 13.4%, Discover still has ample excess capital with which it continues to buy back shares.

The Information Technology sector detracted from relative returns. Although Check Point Software Technologies Ltd. recently reported better-than-expected quarterly earnings, license revenues came in shy of analyst estimates. We maintain a position in the shares given our belief that the company is a leader in the IT security space and showcases best-in-class operating margins. Check Point should benefit from the current security product refresh cycle. Shares of computer security solutions provider NICE-Systems Ltd. traded lower. In early August, the company reported lighter-than-expected second quarter results and lowered forward guidance. Despite the weakness, we view the stock as inexpensive relative to its future growth potential and believe the company remains well positioned with its security and anti-fraud software products.

The Health Care sector detracted from relative performance results. While stock-specific weakness in healthcare equipment hurt relative returns, it was the Fund’s overweight of this underperforming group that drove the majority of losses. Shares of medical device manufacturer C.R. Bard Inc. sold off. Despite the price weakness, the company learned in January that the U.S. Supreme Court decided in its favor on a patent lawsuit regarding its vascular graft products. As a result, the company will receive a substantial payment that we believe will be used to repurchase shares and reinvest in the company’s core business, ultimately accelerating organic growth. Bard continues to execute its business plan, as evidenced by recently reported better-than-expected quarterly results.

Outlook

We think that it is reasonable to assume that an equity market correction will occur at some point in 2013 as this type of market event has become somewhat commonplace in recent years. A growth scare of some kind will likely emerge – as it has in each of the last three years – and pressure cyclically sensitive stocks. We are

15

Management's Discussion of Fund Performance (Unaudited)

(Continued)

hopeful that this volatility will create opportunities for us to build investment positions in those areas which we believe offer compelling longer term rewards. We remain constructive and believe that the necessary building blocks for a sustained bull market are in place. Earnings growth should accelerate throughout 2013, and so long as the U.S. Federal Reserve remains accommodative, some broad themes should sustain the health of the economy. An ongoing renaissance in Industrial America driven by stable labor costs and cheap energy should improve the productive capacity of the U.S. and improve the fortunes of not only Industrials companies but many Materials sector companies as well. The construction market has just begun to improve and trends would suggest that both residential and non-residential construction should remain healthy for some time. We believe that innovation in the Health Care, Energy and Information Technology sectors should revitalize organic growth in these critical economic sectors.

16

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap

Growth Fund - Class A* and the Russell Mid Cap® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class B shares, Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares and Class C shares commenced operations on October 3, 1994, Class B shares commenced operations on May 1, 2001, Class Y shares commenced operations on February 2, 2009 and Institutional Class shares commenced operations on April 1, 2011. The Class B shares performance information was calculated using the historical performance of Class A shares for periods prior to May 1, 2001, Class Y shares performance information was calculated using the historical performance of Class A shares for periods prior to February 2, 2009 and Institutional shares performance information was calculated using the historical performance of Class A shares for periods prior to April 1, 2011. The returns have been restated for sales charges and for fees applicable to Class B, Class Y, and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The past performance is not predictive of future results.

Note to Chart

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

17

Tabular Presentation of Portfolios of Investments (Unaudited)

March 31, 2013

Touchstone Diversified Small Cap Growth Fund

Sector Allocation*	(% of Net Assets)
Health Care	22.5%
Information Technology	21.6
Industrials	18.5
Consumer Discretionary	15.5
Energy	6.6
Financials	4.6
Materials	4.1
Consumer Staples	4.0
Telecommunication Services	0.7
Investment Funds	8.4
Other Assets/Liabilities (Net)	(6.5)
Total	100.0%

Touchstone Large Cap Growth Fund

Sector Allocation*	(% of Net Assets)
Consumer Discretionary	24.2%
Information Technology	22.9
Health Care	11.3
Consumer Staples	11.0
Energy	7.8
Utilities	6.8
Financials	5.9
Telecommunication Services	4.2
Industrials	2.6
Materials	1.8
Investment Funds	4.6
Other Assets/Liabilities (Net)	(3.1)
Total	100.0%

Touchstone Growth Opportunities Fund

Sector Allocation*	(% of Net Assets)
Information Technology	25.6%
Health Care	14.0
Consumer Discretionary	14.0
Industrials	11.5
Consumer Staples	9.8
Energy	7.2
Financials	7.1
Materials	6.9
Telecommunication Services	1.6
Investment Funds	6.6
Other Assets/Liabilities (Net)	(4.3)
Total	100.0%

Touchstone Mid Cap Growth Fund

Sector Allocation*	(% of Net Assets)
Consumer Discretionary	22.7%
Information Technology	19.3
Health Care	12.8
Industrials	12.5
Energy	11.8
Financials	8.2
Materials	7.8
Consumer Staples	2.7
Telecommunication Services	0.5
Investment Funds	4.9
Other Assets/Liabilities (Net)	(3.2)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®)

18

Portfolio of Investments

Touchstone Diversified Small Cap Growth Fund – March 31, 2013

		Market
	Shares	Value
Common Stocks— 98.1%
Health Care — 22.5%
Acorda Therapeutics, Inc.*	12,156	$389,357
Auxilium Pharmaceuticals, Inc.*	18,295	316,138
BioMarin Pharmaceutical, Inc.*	9,536	593,711
DexCom, Inc.*	14,100	235,752
Endologix, Inc.*	26,765	432,255
Fluidigm Corp.*	23,859	441,630
Genomic Health, Inc.*	11,992	339,134
HMS Holdings Corp.*	5,515	149,732
Incyte Corp. Ltd.*†	7,050	165,040
Insulet Corp.*	17,091	441,973
NPS Pharmaceuticals, Inc.*	33,515	341,518
NxStage Medical, Inc.*	26,949	303,985
Onyx Pharmaceuticals, Inc.*	6,285	558,485
RTI Biologics, Inc.*	73,195	288,388
Salix Pharmaceuticals Ltd.*	6,305	322,690
Spectranetics Corp.*	32,235	597,315
Thoratec Corp.*	7,550	283,125
Vocera Communications, Inc.*	10,580	243,340
Wright Medical Group, Inc.*	10,765	256,315
		6,699,883
Information Technology — 21.6%
Aruba Networks, Inc.*	18,191	450,045
Aspen Technology, Inc.*	14,445	466,429
Bankrate, Inc.*	16,710	199,517
Blackbaud, Inc.	13,255	392,746
Cadence Design Systems, Inc.*	27,710	386,000
comScore, Inc.*	15,292	256,600
FEI Co.	5,990	386,654
InterXion Holding NV (Netherlands)	12,925	313,044
j2 Global, Inc.	9,885	387,591
MAXIMUS, Inc.	6,850	547,794
MICROS Systems, Inc.*	5,798	263,867
Microsemi Corp.*	16,537	383,162
Power Integrations, Inc.	4,790	207,934
PTC, Inc.*	10,221	260,533
Skyworks Solutions, Inc.*	11,446	252,155
Synaptics, Inc.*	7,255	295,206
SYNNEX Corp.*	6,460	239,020
Virtusa Corp.*	16,260	386,338
Web.com Group, Inc.*	10,745	183,525
Websense, Inc.*	11,875	178,125
		6,436,285
Industrials — 18.5%
Applied Industrial Technologies, Inc.	8,440	379,800
Belden, Inc.	6,475	334,434
Briggs & Stratton Corp.	11,010	273,048
CLARCOR, Inc.	2,975	155,830
EMCOR Group, Inc.	7,155	303,300
EnerSys, Inc.*	7,450	339,571
ESCO Technologies, Inc.	7,062	288,553
Forward Air Corp.	7,673	286,126
Middleby Corp.*	2,622	398,937
Old Dominion Freight Line, Inc.*	12,103	462,316
Portfolio Recovery Associates, Inc.*	2,233	283,412
Raven Industries, Inc.	12,353	415,184
Sykes Enterprises, Inc.*	19,950	318,402
Tetra Tech, Inc.*	16,135	491,956
Trex Co., Inc.*	5,020	246,884
Triumph Group, Inc.	4,270	335,195
Wabtec Corp. DE	1,993	203,505
		5,516,453
Consumer Discretionary — 15.5%
Arctic Cat, Inc.*	5,960	260,452
BJ's Restaurants, Inc.*	9,284	308,972
Buffalo Wild Wings, Inc.*	5,430	475,288
Chico's FAS, Inc.	23,972	402,730
Cinemark Holdings, Inc.	15,320	451,021
Coinstar, Inc.*†	7,695	449,542
Papa John's International, Inc.*	7,665	473,850
rue21, Inc.*	11,440	336,222
Steiner Leisure Ltd. (Bahamas)	6,565	317,483
Tenneco, Inc.*	9,905	389,366
Texas Roadhouse, Inc.	19,665	397,036
Vera Bradley, Inc.*†	15,435	364,729
		4,626,691
Energy — 6.6%
Dril-Quip, Inc.*	5,350	466,360
Energy XXI Bermuda Ltd. (Bermuda)	15,395	419,052
Gulfport Energy Corp.*	6,000	274,980
Helix Energy Solutions Group, Inc.*	14,750	337,480
Oasis Petroleum, Inc.*	6,210	236,415
Rentech, Inc.	103,920	244,212
		1,978,499
Financials — 4.6%
BancorpSouth, Inc.	18,055	294,296
Ezcorp, Inc. - Class A*	17,125	364,762
First Cash Financial Services, Inc.*	6,245	364,333
Old National BanCorp. IN	26,080	358,600
		1,381,991
Materials — 4.1%
Axiall Corp.	2,690	167,210
Buckeye Technologies, Inc.	8,945	267,903
Chemtura Corp.*	17,175	371,152
LSB Industries, Inc.*	12,041	418,787
		1,225,052
Consumer Staples — 4.0%
Boston Beer Co., Inc. - Class A (The)*	1,319	210,565
Darling International, Inc.*	18,880	339,085
Lancaster Colony Corp.	4,667	359,359
Pricesmart, Inc.	3,470	270,070
		1,179,079
Telecommunication Services — 0.7%
8x8, Inc.*	31,570	216,254
Total Common Stocks		$29,260,187

19

Touchstone Diversified Small Cap Growth Fund

March 31, 2013 (Continued)

		Market
	Shares	Value
Investment Funds— 8.4%
Invesco Government & Agency
Portfolio, Institutional Class**	948,868	$948,868
Touchstone Institutional Money Market
Fund^	1,562,602	1,562,602
Total Investment Funds		$2,511,470

Total Investment Securities —106.5%
(Cost $26,305,628)		$31,771,657

Liabilities in Excess of Other Assets — (6.5%)	(1,944,986)

Net Assets — 100.0%		$29,826,671

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2013 was $935,136.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common
Stocks	$29,260,187	$—	$—	$29,260,187
Investment
Funds	2,511,470	—	—	2,511,470
				$31,771,657

See accompanying Notes to Financial Statements.

20

Portfolio of Investments

Touchstone Growth Opportunities Fund – March 31, 2013

		Market
	Shares	Value
Common Stocks— 97.7%
Information Technology — 25.6%
Alliance Data Systems Corp.*	31,560	$5,109,248
Apple, Inc.	22,875	10,125,161
Cisco Systems, Inc.	96,660	2,021,161
Citrix Systems, Inc.*	42,280	3,050,925
Cognizant Technology Solutions Corp. -
Class A*	26,750	2,049,318
Google, Inc. - Class A*	7,859	6,240,282
LinkedIn Corp. - Class A*	3,280	577,477
Maxim Integrated Products, Inc.	46,450	1,516,592
NICE Systems Ltd. (Israel) ADR*	32,167	1,184,711
Nuance Communications, Inc.*	123,640	2,495,055
Oracle Corp.	113,520	3,671,237
QUALCOMM, Inc.	48,349	3,236,966
Red Hat, Inc.*	59,650	3,015,904
Salesforce.com, Inc.*	16,690	2,984,673
Skyworks Solutions, Inc.*	112,630	2,481,239
Visa, Inc. - Class A	29,810	5,062,930
		54,822,879
Health Care — 14.0%
Actavis, Inc.*	34,620	3,188,848
ArthroCare Corp.*	124,730	4,335,615
Bristol-Myers Squibb Co.	97,990	4,036,208
Celgene Corp.*	78,880	9,142,981
Cooper Cos., Inc. (The)	33,540	3,618,295
Medivation, Inc.*	29,140	1,362,878
Thermo Fisher Scientific, Inc.	56,130	4,293,384
		29,978,209
Consumer Discretionary — 14.0%
Amazon.com, Inc.*	10,730	2,859,438
Gannett Co., Inc.	103,910	2,272,512
Home Depot, Inc. (The)	46,440	3,240,583
Liberty Global, Inc. - Class A*	32,020	2,350,268
NVR, Inc.*	3,115	3,364,543
priceline.com, Inc.*	3,026	2,081,676
Signet Jewelers Ltd. (Bermuda)	38,990	2,612,330
Starbucks Corp.	59,820	3,407,347
Walt Disney Co. (The)	57,180	3,247,824
Williams-Sonoma, Inc.	87,670	4,516,758
		29,953,279
Industrials — 11.5%
BE Aerospace, Inc.*	46,911	2,828,264
Danaher Corp.	64,890	4,032,914
Hexcel Corp.*	96,213	2,791,139
JB Hunt Transport Services, Inc.	30,680	2,285,046
Landstar System, Inc.	37,490	2,140,304
Stanley Black & Decker, Inc.	40,360	3,267,949
United Technologies Corp.	35,500	3,316,765
WESCO International, Inc.*	54,340	3,945,627
		24,608,008
Consumer Staples — 9.8%
B&G Foods, Inc.	106,970	3,261,515
Costco Wholesale Corp.	19,060	2,022,457
Hershey Co. (The)	50,620	4,430,769
Kraft Foods Group, Inc.	65,553	3,377,946
Mondelez International, Inc. - Class A	145,770	4,462,020
WhiteWave Foods Co.- Class A*†	66,630	1,137,374
Whole Foods Market, Inc.	24,770	2,148,798
		20,840,879
Energy — 7.2%
Denbury Resources, Inc.*	60,480	1,127,951
Halliburton Co.	85,920	3,472,027
National Oilwell Varco, Inc.	30,010	2,123,208
Tesoro Corp.	72,333	4,235,097
Valero Energy Corp.	99,060	4,506,239
		15,464,522
Financials — 7.1%
American International Group, Inc.*	112,230	4,356,769
Ameriprise Financial, Inc.	45,370	3,341,500
CBRE Group, Inc. - Class A*	163,940	4,139,485
Citigroup, Inc.	76,480	3,383,475
		15,221,229
Materials — 6.9%
Eastman Chemical Co.	48,240	3,370,529
International Paper Co.	68,380	3,185,140
Monsanto Co.	42,540	4,493,500
PPG Industries, Inc.	27,630	3,700,762
		14,749,931
Telecommunication Services — 1.6%
Verizon Communications, Inc.	70,170	3,448,856
Total Common Stocks		$209,087,792
Investment Funds— 6.6%
Invesco Government & Agency
Portfolio, Institutional Class**	1,078,065	1,078,065
Touchstone Institutional Money Market
Fund^	13,082,761	13,082,761
Total Investment Funds		$14,160,826

Total Investment Securities —104.3%
(Cost $193,474,531)		$223,248,618

Liabilities in Excess of Other Assets — (4.3%)		(9,131,641)

Net Assets — 100.0%		$214,116,977

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2013 was $1,057,555.

21

Touchstone Growth Opportunities Fund

March 31, 2013 (Continued)

Portfolio Abbreviations:

ADR - American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common
Stocks	$209,087,792	$—	$—	$209,087,792
Investment
Funds	14,160,826	—	—	14,160,826
				$223,248,618

See accompanying Notes to Financial Statements.

22

Portfolio of Investments

Touchstone Large Cap Growth Fund – March 31, 2013

		Market
	Shares	Value
Common Stocks— 98.5%
Consumer Discretionary — 24.2%
Comcast Corp. - Class A	502,810	$21,123,048
Foot Locker, Inc.	472,475	16,177,543
Home Depot, Inc. (The)	351,565	24,532,206
Lowe's Cos., Inc.	711,000	26,961,120
PulteGroup, Inc.*	963,000	19,491,120
TJX Cos., Inc.	588,710	27,522,192
Toll Brothers, Inc.*	518,100	17,739,744
Virgin Media, Inc.†	503,690	24,665,699
Walt Disney Co. (The)	347,230	19,722,664
Wyndham Worldwide Corp.	392,155	25,286,154
		223,221,490
Information Technology — 22.9%
Alliance Data Systems Corp.*	221,910	35,925,010
ASML Holding NV†	237,413	16,146,458
eBay, Inc.*	403,825	21,895,392
Equinix, Inc.*	153,252	33,149,940
LinkedIn Corp. - Class A*	143,600	25,282,216
Mastercard, Inc. - Class A	44,965	24,331,910
Seagate Technology PLC (Ireland)	581,610	21,263,662
Visa, Inc. - Class A	196,654	33,399,715
		211,394,303
Health Care — 11.3%
Biogen Idec, Inc.*	158,625	30,600,349
McKesson Corp.	172,000	18,569,120
Merck & Co., Inc.	395,090	17,474,831
Mylan, Inc.*	711,100	20,579,234
ResMed, Inc.†	378,000	17,524,080
		104,747,614
Consumer Staples — 11.0%
Church & Dwight Co., Inc.	394,558	25,500,284
Clorox Co. (The)	217,100	19,219,863
Costco Wholesale Corp.	188,030	19,951,863
Hershey Co. (The)	224,380	19,639,981
Wal-Mart Stores, Inc.	224,635	16,809,437
		101,121,428
Energy — 7.8%
HollyFrontier Corp.	398,500	20,502,825
Marathon Petroleum Corp.	344,600	30,876,160
Williams Cos., Inc. (The)	542,200	20,310,812
		71,689,797
Utilities — 6.8%
American Electric Power Co., Inc.	440,000	21,397,200
NiSource, Inc.	706,025	20,714,774
Sempra Energy	264,000	21,104,160
		63,216,134
Financials — 5.9%
American Tower Corp. REIT	375,885	28,913,074
Discover Financial Services	568,000	25,469,120
		54,382,194
Telecommunication Services — 4.2%
BCE, Inc. (Canada)	425,885	$19,884,571
Crown Castle International Corp.*	274,843	19,140,067
		39,024,638
Industrials — 2.6%
Raytheon Co.	412,030	24,223,244
Materials — 1.8%
PPG Industries, Inc.	126,500	16,943,410
Total Common Stocks		$909,964,252
Investment Funds— 4.6%
Invesco Government & Agency
Portfolio, Institutional Class**	38,881,385	38,881,385
Touchstone Institutional Money Market
Fund^	3,768,527	3,768,527
Total Investment Funds		$42,649,912

Total Investment Securities —103.1%
(Cost $796,155,625)		$952,614,164

Liabilities in Excess of Other Assets — (3.1%)	(28,387,098)

Net Assets — 100.0%		$924,227,066

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2013 was $38,719,546.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

23

Touchstone Large Cap Growth Fund

March 31, 2013 (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common
Stocks	$909,964,252	$—	$—	$909,964,252
Investment
Funds	42,649,912	—	—	42,649,912
				$952,614,164

See accompanying Notes to Financial Statements.

24

Portfolio of Investments

Touchstone Mid Cap Growth Fund – March 31, 2013

		Market
	Shares	Value
Common Stocks— 98.3%
Consumer Discretionary — 22.7%
Allison Transmission Holdings, Inc.	271,195	$6,511,393
AMC Networks, Inc. - Class A*	165,320	10,444,918
Darden Restaurants, Inc.	104,970	5,424,850
Discovery Communications, Inc.-Class
A*	164,450	12,948,793
Dollar General Corp.*	136,530	6,905,687
Gannett Co., Inc.	318,360	6,962,533
GNC Holdings, Inc. - Class A	142,540	5,598,971
Jarden Corp.*	237,495	10,176,661
Liberty Global, Inc. - Class A*†	97,820	7,179,988
Mattel, Inc.	296,590	12,987,676
Mohawk Industries, Inc.*	77,820	8,802,998
Nordstrom, Inc.	188,180	10,393,181
NVR, Inc.*	9,289	10,033,142
Penn National Gaming, Inc.*	84,368	4,592,150
PVH Corp.	52,240	5,579,754
Starwood Hotels & Resorts Worldwide,
Inc.	127,740	8,140,870
Tiffany & Co.†	113,750	7,910,175
Wynn Resorts Ltd.	54,200	6,783,672
		147,377,412
Information Technology — 19.3%
Alliance Data Systems Corp.*	124,670	20,182,826
Altera Corp.	97,780	3,468,257
Autodesk, Inc.*	223,030	9,197,757
Check Point Software Technologies Ltd.
(Israel)*	128,590	6,042,444
F5 Networks, Inc.*	35,030	3,120,472
Gartner, Inc.*	159,306	8,667,839
LinkedIn Corp. - Class A*	66,291	11,671,193
Maxim Integrated Products, Inc.	134,430	4,389,140
Microchip Technology, Inc.	108,890	4,002,796
NetApp, Inc.*	160,030	5,466,626
NICE Systems Ltd. (Israel) ADR*	267,757	9,861,490
Nuance Communications, Inc.*	197,190	3,979,294
Red Hat, Inc.*	222,190	11,233,926
Skyworks Solutions, Inc.*	394,680	8,694,800
Teradata Corp.*	153,820	9,000,008
Xilinx, Inc.	168,200	6,420,194
		125,399,062
Health Care — 12.8%
Actavis, Inc.*	112,070	10,322,768
Cardinal Health, Inc.	148,690	6,188,479
Cooper Cos., Inc. (The)	142,639	15,387,895
CR Bard, Inc.	142,600	14,371,228
DENTSPLY International, Inc.	230,540	9,779,507
IDEXX Laboratories, Inc.*	85,700	7,917,823
Mettler-Toledo International, Inc.*	68,629	14,633,075
Warner Chilcott PLC - Class A	336,720	4,562,556
		83,163,331
Industrials — 12.5%
IDEX Corp.	251,010	13,408,954
IHS, Inc. - Class A*	106,315	11,133,307
JB Hunt Transport Services, Inc.	148,520	11,061,770
Nielsen Holdings N.V.	74,987	2,686,034
SPX Corp.	113,160	8,935,114
Stanley Black & Decker, Inc.	182,820	14,802,935
TransDigm Group, Inc.	82,160	12,563,907
United Rentals, Inc.*	124,650	6,852,010
		81,444,031
Energy — 11.8%
CONSOL Energy, Inc.	302,570	10,181,480
Denbury Resources, Inc.*	568,580	10,604,017
Ensco PLC- Class A	150,310	9,018,600
Tesoro Corp.	360,190	21,089,124
Valero Energy Corp.	359,740	16,364,573
Weatherford International Ltd.
(Switzerland)*	785,980	9,541,797
		76,799,591
Financials — 8.2%
Ameriprise Financial, Inc.	188,050	13,849,882
CBRE Group, Inc. - Class A*	479,923	12,118,056
Plum Creek Timber Co., Inc. REIT	203,810	10,638,882
Reinsurance Group of America, Inc.	167,960	10,022,173
Willis Group Holdings PLC (United
Kingdom)	178,410	7,045,412
		53,674,405
Materials — 7.8%
Albemarle Corp.	123,080	7,694,962
Celanese Corp.	133,830	5,895,212
Crown Holdings, Inc.*	303,667	12,635,585
Eastman Chemical Co.	177,284	12,386,833
FMC Corp.	107,560	6,134,147
MeadWestvaco Corp.	173,220	6,287,886
		51,034,625
Consumer Staples — 2.7%
WhiteWave Foods Co. - Class A*†	384,724	6,567,239
Whole Foods Market, Inc.	124,558	10,805,406
		17,372,645
Telecommunication Services — 0.5%
SBA Communications Corp. - Class A*	41,120	2,961,462
Total Common Stocks		$639,226,564
Investment Funds— 4.9%
Invesco Government & Agency
Portfolio, Institutional Class**	18,521,763	18,521,763
Touchstone Institutional Money Market
Fund^	13,517,237	13,517,237
Total Investment Funds		$32,039,000

25

Touchstone Mid Cap Growth Fund

March 31, 2013 (Continued)

Market
Value

Total Investment Securities —103.2%
(Cost $568,414,728)	$671,265,564

Liabilities in Excess of Other Assets — (3.2%)	(20,978,297)

Net Assets — 100.0%	$650,287,267

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2013 was $18,322,322.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common
Stocks	$639,226,564	$—	$—	$639,226,564
Investment
Funds	32,039,000	—	—	32,039,000
				$671,265,564

See accompanying Notes to Financial Statements.

26

Statements of Assets and Liabilities

March 31, 2013

	Touchstone
	Diversified	Touchstone	Touchstone	Touchstone
	Small Cap	Growth	Large Cap	Mid Cap
	Growth	Opportunities	Growth	Growth
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$26,305,628	$193,474,531	$796,155,625	$568,414,728
Affiliated securities, at market value	$1,562,602	$13,082,761	$3,768,527	$13,517,237
Non-affiliated securities, at market value	30,209,055	210,165,857	948,845,637	657,748,327
Investments, at market value (A)	$31,771,657	$223,248,618	$952,614,164	$671,265,564
Cash	4,979	4,839	131,840	21,383
Dividends and interest receivable	4,737	122,676	829,590	325,704
Receivable for capital shares sold	8,701	389,465	957,883	703,944
Receivable for investments sold	981,342	4,071,850	11,112,821	—
Receivable for securities lending income	8,373	3,920	38,416	18,915
Tax reclaim receivable	—	—	—	9,561
Other assets	15,300	20,544	34,700	35,323
Total Assets	32,795,089	227,861,912	965,719,414	672,380,394

Liabilities
Payable for return of collateral for securities on loan	948,868	1,078,065	38,881,385	18,521,763
Payable for capital shares redeemed	1,707,469	284,910	1,552,631	1,736,990
Payable for investments purchased	248,870	12,165,856	—	790,339
Payable to Investment Advisor	16,970	128,593	486,667	419,198
Payable to other affiliates	375	12,884	216,672	285,885
Payable to Trustees	2,976	3,001	3,114	3,071
Payable for professional services	17,928	19,326	26,893	24,772
Other accrued expenses and liabilities	24,962	52,300	324,986	311,109
Total Liabilities	2,968,418	13,744,935	41,492,348	22,093,127

Net Assets	$29,826,671	$214,116,977	$924,227,066	$650,287,267

Net assets consist of:
Paid-in capital	$36,692,709	$206,919,000	$750,288,417	$527,743,726
Accumulated net investment income (loss)	(65,210)	(30,071)	123,507	340,463
Accumulated net realized gains (losses) on investments	(12,266,857)	(22,546,039)	17,356,603	19,352,242
Net unrealized appreciation on investments	5,466,029	29,774,087	156,458,539	102,850,836
Net Assets	$29,826,671	$214,116,977	$924,227,066	$650,287,267

(A) Includes market value of securities on loan of:	$935,136	$1,057,555	$38,719,546	$18,322,322

See accompanying Notes to Financial Statements.

27

Statements of Assets and Liabilities

March 31, 2013 (Continued)

	Touchstone
	Diversified	Touchstone	Touchstone	Touchstone
	Small Cap	Growth	Large Cap	Mid Cap
	Growth	Opportunities	Growth	Growth
	Fund	Fund	Fund	Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$7,139,939	$74,587,577	$286,571,756	$299,834,325
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	569,503	2,757,620	9,971,299	12,698,028
Net asset value and redemption price per share	$12.54	$27.05	$28.74	$23.61
Maximum offering price per share *	$13.31	$28.70	$30.49	$25.05

Pricing of Class B Shares
Net assets applicable to Class B shares	$—	$—	$6,670,795	$5,880,407
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	—	—	243,347	307,519
Net asset value and offering price per share**	$—	$—	$27.41	$19.12

Pricing of Class C Shares
Net assets applicable to Class C shares	$1,655,208	$10,375,467	$107,571,557	$141,484,524
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	137,665	421,442	3,959,458	7,507,965
Net asset value and offering price per share**	$12.02	$24.62	$27.17	$18.84

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$21,031,524	$35,353,688	$523,412,958	$164,267,196
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,651,076	1,296,587	18,003,750	6,863,771
Net asset value, offering price and redemption price per share	$12.74	$27.27	$29.07	$23.93

Pricing of Institutional Class shares
Net assets applicable to Institutional Class shares	$—	$93,800,245	$—	$38,820,815
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	—	3,420,458	—	1,617,982
Net asset value, offering price and redemption price per share	$—	$27.42	$—	$23.99

*	There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a no-load $1 million or more subscription may be subject to a contingent deferred sales load.

**	Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

28

Statements of Operations

For the Year Ended March 31, 2013

	Touchstone	Touchstone
	Diversified	Growth	Touchstone	Touchstone
	Small Cap	Opportunities	Large Cap	Mid Cap
	Growth Fund	Fund	Growth Fund	Growth Fund
Investment Income
Dividends from affiliated securities	$1,154	$3,659	$19,727	$20,597
Dividends from non-affiliated securities(A)	182,592	1,929,953	14,161,027	7,295,834
Income from securities loaned	39,171	5,682	152,881	29,699
Total Investment Income	222,917	1,939,294	14,333,635	7,346,130
Expenses
Investment advisory fees	323,918	1,260,818	6,046,954	4,545,709
Administration fees	55,576	301,092	1,523,726	1,103,737
Compliance fees and expenses	1,399	1,399	1,399	1,399
Custody fees	2,563	6,306	15,227	11,835
Professional fees	19,456	27,703	81,234	58,826
Transfer Agent fees, Class A	16,010	63,985	329,717	510,613
Transfer Agent fees, Class B	—	—	14,857	18,148
Transfer Agent fees, Class C	5,819	16,210	131,451	230,765
Transfer Agent fees, Class Y	19,953	15,606	638,150	225,707
Transfer Agent fees, Institutional Class	—	1,553	—	620
Registration fees, Class A	10,029	14,410	22,132	17,661
Registration fees, Class B	—	—	10,957	6,568
Registration fees, Class C	7,844	9,825	16,867	15,706
Registration fees, Class Y	11,727	18,258	26,249	17,084
Registration fees, Institutional Class	—	7,071	—	6,617
Reports to Shareholders, Class A	8,342	13,459	43,838	36,102
Reports to Shareholders, Class B	—	—	10,010	7,614
Reports to Shareholders, Class C	6,944	8,756	23,550	26,431
Reports to Shareholders, Class Y	7,243	8,166	81,718	25,372
Reports to Shareholders, Institutional Class	—	6,540	—	417
Distribution expenses, Class A	17,304	162,150	661,046	734,525
Distribution expenses, Class B	—	—	28,955	22,353
Distribution expenses, Class C	16,499	89,837	1,111,353	1,424,578
Trustee fees	8,832	8,869	11,114	9,039
Other expenses	11,877	37,342	135,047	162,246
Total Expenses	551,335	2,079,355	10,965,551	9,219,672
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(162,681)	(294,272)	(915,294)	—
Net Expenses	388,654	1,785,083	10,050,257	9,219,672
Net Investment Income (Loss)	(165,737)	154,211	4,283,378	(1,873,542)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	2,475,874	9,297,658	140,659,752	54,036,573
Net change in unrealized appreciation (depreciation) on
investments(C)	235,318	15,641,909	(109,844,938)	18,142,249

Net Realized and Unrealized Gain on Investments	2,711,192	24,939,567	30,814,814	72,178,822

Change in Net Assets Resulting from Operations	$2,545,455	$25,093,778	$35,098,192	$70,305,280

(A) Net of foreign tax withholding of:	$—	$—	$150,099	$8,047

(B) See Note 4 in Notes to Financial Statements.

(C) Change in unrealized depreciation does not include unrealized appreciation of $10,318,769 for the Growth Opportunities Fund and $83,525,041 for the Large Cap Growth Fund, in connection with the fund mergers that occurred on September 10, 2012. See Note 7 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

29

Statements of Changes in Net Assets

	Touchstone		Touchstone
	Diversified Small Cap		Growth Opportunities
	Growth Fund		Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	March 31,2013	March 31,2012	March 31,2013	March 31,2012
From Operations
Net investment income (loss)	$(165,737)	$(282,000)	$154,211	$(610,314)
Net realized gain on investments	2,475,874	4,197,671	9,297,658	9,529,797
Net change in unrealized appreciation (depreciation) on
investments	235,318	(4,682,853)	15,641,909	(11,239,370)
Change in Net Assets from Operations	2,545,455	(767,182)	25,093,778	(2,319,887)

Distributions to Shareholders from:
Net investment income, Class A	—	—	—	—
Net investment income, Class Y	—	—	(41,946)	—
Net investment income, Institutional Class	—	—	(146,571)	—
Net realized gains, Class A	—	—	(5,159,128)	—
Net realized gains, Class B	—	—	—	—
Net realized gains, Class C	—	—	(739,390)	—
Net realized gains, Class Y	—	—	(2,210,044)	—
Net realized gains, Institutional Class	—	—	(5,223,167)	—
Total Distributions	—	—	(13,520,246)	—

Net Increase (Decrease) from Share Transactions(A)	(8,122,447)	(1,301,686)	48,241,353	(10,229,168)

Total Increase (Decrease) in Net Assets	(5,576,992)	(2,068,868)	59,814,885	(12,549,055)

Net Assets
Beginning of period	35,403,663	37,472,531	154,302,092	166,851,147
End of period	$29,826,671	$35,403,663	$214,116,977	$154,302,092

Accumulated Net Investment Income (Loss)	$(65,210)	$—	$(30,071)	$—

(A) For details on share transactions, by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 32-35.

See accompanying Notes to Financial Statements.

30

Statements of Changes in Net Assets

(Continued)

Touchstone		Touchstone
Large Cap		Mid Cap
Growth Fund		Growth Fund
For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended
March 31,2013	March 31,2012	March 31,2013	March 31,2012

$4,283,378	$639,110	$(1,873,542)	$(6,679,455)
140,659,752	103,254,141	54,036,573	29,614,594
(109,844,938)	(27,105,080)	18,142,249	(63,726,763)
35,098,192	76,788,171	70,305,280	(40,791,624)

(1,172,771)	—	—	—
(3,626,210)	—	—	—
—	—	—	—
—	—	(18,417,345)	(21,193,881)
—	—	(484,000)	(951,498)
—	—	(10,898,841)	(11,853,901)
—	—	(9,174,939)	(6,874,624)
—	—	(2,425,223)	(1,141,754)
(4,798,981)	—	(41,400,348)	(42,015,658)

142,730,157	(89,789,576)	(31,943,096)	(142,178,322)

173,029,368	(13,001,405)	(3,038,164)	(224,985,604)

751,197,698	764,199,103	653,325,431	878,311,035
$924,227,066	$751,197,698	$650,287,267	$653,325,431

$123,507	$639,110	$340,463	$—

31

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Diversified Small Cap Growth Fund
	For the Year		For the Year
	Ended		Ended
	March 31, 2013		March 31, 2012
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	36,811	$405,826	77,886	$844,906
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	(142,313)	(1,582,785)	(749,232)	(8,654,791)
Change in Class A Share Transactions	(105,502)	(1,176,959)	(671,346)	(7,809,885)
Class C
Proceeds from Shares issued	8,078	92,370	2,670	28,834
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	(53,000)	(567,871)	(36,230)	(386,880)
Change in Class C Share Transactions	(44,922)	(475,501)	(33,560)	(358,046)
Class Y
Proceeds from Shares issued	359,762	4,073,085	1,185,403	13,511,349
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	(926,822)	(10,543,072)	(609,016)	(6,645,104)
Change in Class Y Share Transactions	(567,060)	(6,469,987)	576,387	6,866,245
Institutional Class
Proceeds from Shares issued	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change in Institutional Class Share Transactions	—	—	—	—

Change from Share Transactions	(717,484)	$(8,122,447)	(128,519)	$(1,301,686)

(A) See Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

32

Statements of Changes in Net Assets - Capital Stock Activity

(Continued)

Touchstone Growth Opportunities Fund
For the Year		For the Year
Ended		Ended
March 31, 2013		March 31, 2012
Shares	Dollars	Shares	Dollars

180,224	$4,566,737	638,852	$14,956,666
572,780	14,817,828	—	—
202,698	4,816,112	—	—
(626,709)	(15,670,784)	(2,045,498)	(44,968,032)
328,993	8,529,893	(1,406,646)	(30,011,366)

55,149	1,263,952	38,297	841,612
20,324	483,997	—	—
25,496	552,757	—	—
(65,099)	(1,468,714)	(103,410)	(2,237,050)
35,870	831,992	(65,113)	(1,395,438)

269,749	6,812,833	994,535	22,419,776
1,938,310	50,516,751	—	—
85,054	2,039,117	—	—
(1,471,416)	(38,150,160)	(635,775)	(14,363,604)
821,697	21,218,541	358,760	8,056,172

2,162,798	56,497,953	1,026,245	25,061,590
222,045	5,355,334	—	—
(1,689,678)	(44,192,360)	(515,131)	(11,940,126)
695,165	17,660,927	511,114	13,121,464

1,881,725	$48,241,353	(601,885)	$(10,229,168)

33

Statements of Changes in Net Assets - Capital Stock Activity

(Continued)

	Touchstone Large Cap Growth Fund
	For the Year		For the Year
	Ended		Ended
	March 31, 2013		March 31, 2012
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	2,222,843	$60,535,369	2,082,450	$59,405,827
Proceeds from Shares issued in connection with merger(A)	2,188,990	60,528,345	955,798	23,922,198
Reinvestment of distributions	38,426	1,006,760	—	—
Cost of Shares redeemed	(3,075,425)	(83,265,864)	(6,139,459)	(156,470,510)
Change in Class A Share Transactions	1,374,834	38,804,610	(3,101,211)	(73,142,485)
Class B
Proceeds from Shares issued	156	4,132	1,323	32,460
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	(170,437)	(4,422,468)	(152,370)	(3,787,039)
Change in Class B Share Transactions	(170,281)	(4,418,336)	(151,047)	(3,754,579)
Class C
Proceeds from Shares issued	602,640	15,503,826	365,654	8,640,062
Proceeds from Shares issued in connection with merger(A)	39,069	1,021,152	72,432	1,730,818
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	(1,104,532)	(28,341,315)	(1,350,857)	(33,431,998)
Change in Class C Share Transactions	(462,823)	(11,816,337)	(912,771)	(23,061,118)
Class Y
Proceeds from Shares issued	4,221,132	116,536,395	6,346,782	161,647,798
Proceeds from Shares issued in connection with merger(A)	6,984,781	195,449,178	—	—
Reinvestment of distributions	124,261	3,312,864	—	—
Cost of Shares redeemed	(7,049,406)	(195,138,217)	(5,793,403)	(151,479,192)
Change in Class Y Share Transactions	4,280,768	120,160,220	553,379	10,168,606
Institutional Class
Proceeds from Shares issued	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change in Institutional Class Share Transactions	—	—	—	—

Change from Share Transactions	5,022,498	$142,730,157	(3,611,650)	$(89,789,576)

(A) See Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

34

Statements of Changes in Net Assets - Capital Stock Activity

(Continued)

Touchstone Mid Cap Growth Fund
For the Year		For the Year
Ended		Ended
March 31, 2013		March 31, 2012
Shares	Dollars	Shares	Dollars
1,794,520	$39,393,178	3,738,408	$84,121,277
—	—	—	—
824,088	17,223,430	1,081,869	19,830,612
(4,683,199)	(102,084,460)	(13,508,107)	(309,991,242)
(2,064,591)	(45,467,852)	(8,687,830)	(206,039,353)

5,963	100,899	15,934	263,887
20,246	342,555	46,289	701,743
(296,664)	(5,298,747)	(603,136)	(11,038,406)
(270,455)	(4,855,293)	(540,913)	(10,072,776)

379,773	6,592,246	573,022	9,987,636
—	—	—	—
454,431	7,593,546	526,882	7,913,771
(2,209,885)	(39,087,303)	(2,948,567)	(53,094,928)
(1,375,681)	(24,901,511)	(1,848,663)	(35,193,521)

3,268,468	73,633,412	5,086,300	119,526,286
—	—	—	—
386,674	8,185,883	317,134	5,866,970
(2,252,318)	(49,413,318)	(1,836,070)	(39,821,226)
1,402,824	32,405,977	3,567,364	85,572,030

876,872	19,715,384	1,132,638	23,806,747
114,397	2,425,218	61,683	1,141,754
(501,132)	(11,265,019)	(66,476)	(1,393,203)
490,137	10,875,583	1,127,845	23,555,298

(1,817,766)	$(31,943,096)	(6,382,197)	$(142,178,322)

35

Financial Highlights

Touchstone Diversified Small Cap Growth Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.42	$11.65	$9.09	$6.27	$9.80
Income (loss) from investment operations:
Net investment loss	(0.08)	(0.11)	(0.09)	(0.08)	(0.02)
Net realized and unrealized gains (losses) on
investments	1.20	(0.12)	2.65	2.90	(3.51)
Total from investment operations	1.12	(0.23)	2.56	2.82	(3.53)
Net asset value at end of period	$12.54	$11.42	$11.65	$9.09	$6.27
Total return(A)	9.81%	(1.97%)	28.16%	44.98%	(36.02%)
Ratios and supplemental data:
Net assets at end of period (000's)	$7,140	$7,711	$15,686	$12,708	$9,054
Ratio to average net assets:
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Gross expenses	2.12%	2.19%	2.06%	2.24%	2.25%
Net investment loss	(0.68%)	(0.97%)	(0.99%)	(0.99%)	(0.22%)
Portfolio turnover rate	70%	65%	63%	76%	113%

Touchstone Diversified Small Cap Growth Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.04	$11.35	$8.91	$6.20	$9.75
Income (loss) from investment operations:
Net investment loss	(0.17)	(0.20)	(0.19)	(0.15)	(0.08)
Net realized and unrealized gains (losses) on
investments	1.15	(0.11)	2.63	2.86	(3.47)
Total from investment operations	0.98	(0.31)	2.44	2.71	(3.55)
Net asset value at end of period	$12.02	$11.04	$11.35	$8.91	$6.20
Total return(A)	8.88%	(2.73%)	27.38%	43.71%	(36.41%)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,655	$2,015	$2,452	$2,576	$2,267
Ratio to average net assets:
Net expenses	2.15%	2.15%	2.15%	2.15%	2.15%
Gross expenses	3.62%	3.63%	3.58%	3.32%	3.54%
Net investment loss	(1.43%)	(1.72%)	(1.74%)	(1.74%)	(0.98%)
Portfolio turnover rate	70%	65%	63%	76%	113%

(A) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

36

Financial Highlights

(Continued)

Touchstone Diversified Small Cap Growth Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.58	$11.78	$9.16	$6.30	$9.84
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.08)	(0.08)	(0.05)	—	(A)
Net realized and unrealized gains (losses) on
investments	1.22	(0.12)	2.70	2.91	(3.54)
Total from investment operations	1.16	(0.20)	2.62	2.86	(3.54)
Net asset value at end of period	$12.74	$11.58	$11.78	$9.16	$6.30
Total return	10.02%	(1.70%)	28.60%	45.40%	(35.98%)
Ratios and supplemental data:
Net assets at end of period (000's)	$21,032	$25,677	$19,334	$20,856	$8,808
Ratio to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.55%	1.59%	1.58%	1.66%	1.67%
Net investment income (loss)	(0.43%)	(0.72%)	(0.73%)	(0.74%)	0.02%
Portfolio turnover rate	70%	65%	63%	76%	113%

(A) Less than $0.005 per share.

See accompanying Notes to Financial Statements.

37

Financial Highlights

(Continued)

Touchstone Growth Opportunities Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$25.64	$25.27	$20.88	$14.41	$21.68
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.16)	0.07	(0.03)	(0.15)
Net realized and unrealized gains (losses) on
investments	3.35	0.53	4.44	6.50	(7.12)
Total from investment operations	3.34	0.37	4.51	6.47	(7.27)
Distributions from:
Net Investment Income	—	—	(0.12)	—	—
Realized capital gains	(1.93)	—	—	—	—
Total distributions	(1.93)	—	(0.12)	—	—
Net asset value at end of period	$27.05	$25.64	$25.27	$20.88	$14.41
Total return(A)	14.08%	1.47%	21.71%	44.90%	(33.53%)
Ratios and supplemental data:
Net assets at end of period (000's)	$74,588	$62,274	$96,930	$32,182	$17,973
Ratio to average net assets:
Net expenses	1.22%	1.21%	1.16%	1.24%	1.51%
Gross expenses	1.37%	1.43%	1.50%	1.85%	2.04%
Net investment income (loss)	(0.06%)	(0.52%)	0.10%	(0.22%)	(0.70%)
Portfolio turnover rate	95%	204%	130%	100%	60%

Touchstone Growth Opportunities Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$23.68	$23.50	$19.49	$13.55	$20.42
Income (loss) from investment operations:
Net investment loss	(0.17)	(0.29)	(0.07)	(0.17)	(0.29)
Net realized and unrealized gains (losses) on
investments	3.04	0.47	4.12	6.11	(6.58)
Total from investment operations	2.87	0.18	4.05	5.94	(6.87)
Distributions from:
Net Investment Income	—	—	(0.04)	—	—
Realized capital gains	(1.93)	—	—	—	—
Total distributions	(1.93)	—	(0.04)	—	—
Net asset value at end of period	$24.62	$23.68	$23.50	$19.49	$13.55
Total return(A)	13.24%	0.77%	20.82%	43.84%	(33.64%)
Ratios and supplemental data:
Net assets at end of period (000's)	$10,375	$9,132	$10,592	$8,085	$6,262
Ratio to average net assets:
Net expenses	1.97%	1.96%	1.93%	1.99%	2.27%
Gross expenses	2.37%	2.45%	2.58%	2.63%	2.82%
Net investment loss	(0.81%)	(1.27%)	(0.43%)	(0.96%)	(1.46%)
Portfolio turnover rate	95%	204%	130%	100%	60%

(A) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

38

Financial Highlights

(Continued)

Touchstone Growth Opportunities Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,					Period Ended March 31,
	2013	2012	2011	2010		2009 (A)
Net asset value at beginning of period	$25.80	$25.38	$20.94	$14.41		$14.37
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.05)	0.14	—	(B)	—	(B)
Net realized and unrealized gains on investments	3.40	0.47	4.45	6.53		0.04
Total from investment operations	3.43	0.42	4.59	6.53		0.04
Distributions from:
Net investment income	(0.03)	—	(0.15)	—		—
Realized capital gains	(1.93)	—	—	—		—
Total distributions	(1.96)	—	(0.15)	—		—
Net asset value at end of period	$27.27	$25.80	$25.38	$20.94		$14.41
Total return	14.38%	1.66%	22.06%	45.32%		0.28	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$35,354	$12,254	$2,947	$2,223		$3
Ratio to average net assets:
Net expenses	0.96%	0.96%	0.93%	0.98%		0.97	%(D)
Gross expenses	1.16%	1.42%	1.73%	3.73%		1.82	%(D)
Net investment income (loss)	0.19%	(0.27%)	0.63%	(0.04%)		(0.21	%)(D)
Portfolio turnover rate	95%	204%	130%	100%		60%

Touchstone Growth Opportunities Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,				Period Ended March 31,
	2013	2012	2011	2010	2009(A)
Net asset value at beginning of period	$25.92	$25.46	$20.98	$14.42	$14.37
Income (loss) from investment operations:
Net Investment income (loss)	0.07	(0.03)	0.16	0.01	—	(B)
Net realized and unrealized gains on investments	3.41	0.49	4.48	6.55	0.05
Total from investment operations	3.48	0.46	4.64	6.56	0.05
Distributions from:
Net investment income	(0.05)	—	(0.16)	—	—
Realized capital gains	(1.93)	—	—	—	—
Total distributions	(1.98)	—	(0.16)	—	—
Net asset value at end of period	$27.42	$25.92	$25.46	$20.98	$14.42
Total return	14.50%	1.81%	22.25%	45.49%	0.35	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$93,800	$70,643	$56,381	$21,807	$3
Ratio to average net assets:
Net expenses	0.84%	0.81%	0.75%	0.84%	0.82	%(D)
Gross expenses	1.00%	1.06%	1.15%	1.49%	1.82	%(D)
Net investment income (loss)	0.31%	(0.12%)	0.78%	0.15%	0.36	%(D)
Portfolio turnover rate	95%	204%	130%	100%	60%

(A)	Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(B)	Less than $0.005 per share.

(C)	Not annualized.

(D)	Annualized.

See accompanying Notes to Financial Statements.

39

Financial Highlights

(Continued)

Touchstone Large Cap Growth Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013	2012		2011	2010	2009
Net asset value at beginning of period	$27.74	$24.95		$20.74	$14.73	$24.45
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.02	(A)	(0.09)	(0.02)	0.09
Net realized and unrealized gains (losses) on
investments	1.00	2.77		4.30	6.08	(9.80)
Total from investment operations	1.11	2.79		4.21	6.06	(9.71)
Distributions from:
Net investment income	(0.11)	—		—	(0.04)	(0.01)
Realized capital gains	—	—		—	(0.01)	—
Total distributions	(0.11)	—		—	(0.05)	(0.01)
Net asset value at end of period	$28.74	$27.74		$24.95	$20.74	$14.73
Total return(B)	4.05%	11.18%		20.30%	41.15%	(39.71%)
Ratios and supplemental data:
Net assets at end of period (000's)	$286,572	$238,488		$291,827	$334,465	$418,808
Ratio to average net assets:
Net expenses	1.22%	1.25%		1.25%	1.25%	1.25%
Gross expenses	1.32%	1.35%		1.36%	1.37%	1.33%
Net investment income (loss)	0.47%	0.08%		(0.36%)	(0.29%)	0.41%
Portfolio turnover rate	109%	91%		76%	83%	126%

Touchstone Large Cap Growth Fund — Class B

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013		2012		2011	2010	2009
Net asset value at beginning of period	$26.47		$23.85		$19.93	$14.22	$23.68
Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.03	)(A)	(0.20)	(0.44)	(0.08)
Net realized gains (losses) on investments	0.93		2.65		4.12	6.15	(9.38)
Total from investment operations	0.94		2.62		3.92	5.71	(9.46)
Net asset value at end of period	$27.41		$26.47		$23.85	$19.93	$14.22
Total return(B)	3.55%		10.99%		19.67%	40.15%	(39.95%)
Ratios and supplemental data:
Net assets at end of period (000's)	$6,671		$10,949		$13,467	$14,897	$14,186
Ratio to average net assets:
Net expenses	1.68%		1.45%		1.74%	2.00%	2.00%
Gross expenses	1.68%		1.45%		1.83%	2.29%	2.20%
Net investment income (loss)	0.00	%(C)	(0.12%)		(0.85%)	(1.05%)	(0.35%)
Portfolio turnover rate	109%		91%		76%	83%	126%

(A)	The net investment income per share is based on average shares outstanding for the period.

(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(C)	Rounds to less than 0.005%.

See accompanying Notes to Financial Statements.

40

Financial Highlights

(Continued)

Touchstone Large Cap Growth Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013	2012		2011	2010	2009
Net asset value at beginning of period	$26.31	$23.84		$19.97	$14.25	$23.74
Income (loss) from investment operations:
Net investment loss	(0.08)	(0.16	)(A)	(0.27)	(0.22)	(0.07)
Net realized and unrealized gains (losses) on
investments	0.94	2.63		4.14	5.94	(9.42)
Total from investment operations	0.86	2.47		3.87	5.72	(9.49)
Net asset value at end of period	$27.17	$26.31		$23.84	$19.97	$14.25
Total return(B)	3.27%	10.36%		19.38%	40.14%	(39.97%)
Ratios and supplemental data:
Net assets at end of period (000's)	$107,572	$116,350		$127,172	$142,179	$137,641
Ratio to average net assets:
Net expenses	1.97%	2.00%		2.00%	2.00%	2.00%
Gross expenses	2.08%	2.09%		2.13%	2.16%	2.11%
Net investment loss	(0.28%)	(0.67%)		(1.11%)	(1.05%)	(0.33%)
Portfolio turnover rate	109%	91%		76%	83%	126%

Touchstone Large Cap Growth Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013	2012		2011	2010	2009
Net asset value at beginning of period	$28.09	$25.19		$20.89	$14.84	$24.64
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.09	(A)	(0.02)	(0.01)	0.10
Net realized and unrealized gains (losses) on
investments	1.00	2.81		4.32	6.17	(9.85)
Total from investment operations	1.18	2.90		4.30	6.16	(9.75)
Distributions from:
Net investment income	(0.20)	—		—	(0.10)	(0.05)
Realized capital gains	—	—		—	(0.01)	—
Total distributions	(0.20)	—		—	(0.11)	(0.05)
Net asset value at end of period	$29.07	$28.09		$25.19	$20.89	$14.84
Total return	4.32%	11.47%		20.58%	41.53%	(39.58%)
Ratios and supplemental data:
Net assets at end of period (000's)	$523,413	$385,411		$331,733	$352,847	$206,369
Ratio to average net assets:
Net expenses	0.96%	0.99%		0.99%	0.99%	0.97%
Gross expenses	1.08%	1.14%		1.13%	1.06%	1.06%
Net investment income (loss)	0.72%	0.34%		(0.10%)	(0.06%)	0.95%
Portfolio turnover rate	109%	91%		76%	83%	126%

(A)	The net investment income per share is based on average shares outstanding for the period.

(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

41

Financial Highlights

(Continued)

Touchstone Mid Cap Growth Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$22.41	$24.91	$20.18	$12.95	$21.16
Income (loss) from investment operations:
Net investment loss	(0.05)	(0.16)	(0.03)	(0.03)	(0.01)
Net realized and unrealized gains (losses) on
investments	2.71	(1.05)	4.76	7.26	(7.96)
Total from investment operations	2.66	(1.21)	4.73	7.23	(7.97)
Distributions from:
Realized capital gains	(1.46)	(1.29)	—	—	(0.24)
Net asset value at end of period	$23.61	$22.41	$24.91	$20.18	$12.95
Total return(A)	12.73%	(3.68%)	23.44%	55.83%	(37.67%)
Ratios and supplemental data:
Net assets at end of period (000's)	$299,834	$330,808	$584,089	$583,543	$397,756
Ratio to average net assets:
Net expenses	1.40%	1.40%	1.47%	1.50%	1.50%
Gross expenses	1.40%	1.40%	1.47%	1.51%	1.53%
Net investment loss	(0.21%)	(0.79%)	(0.13%)	(0.15%)	(0.70%)
Portfolio turnover rate	70%	64%	99%	62%	71%

Touchstone Mid Cap Growth Fund — Class B

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$18.48	$20.89	$16.98	$10.98	$18.13
Income (loss) from investment operations:
Net investment loss	(0.12)	(0.48)	(0.10)	(0.16)	(0.15)
Net realized and unrealized gains (losses) on
investments	2.22	(0.64)	4.01	6.16	(6.76)
Total from investment operations	2.10	(1.12)	3.91	6.00	(6.91)
Distributions from:
Realized capital gains	(1.46)	(1.29)	—	—	(0.24)
Net asset value at end of period	$19.12	$18.48	$20.89	$16.98	$10.98
Total return(A)	12.41%	(3.99%)	23.03%	54.64%	(38.12%)
Ratios and supplemental data:
Net assets at end of period (000's)	$5,880	$10,681	$23,376	$32,762	$29,521
Ratio to average net assets:
Net expenses	1.72%	1.59%	1.77%	2.25%	2.25%
Gross expenses	1.72%	1.59%	1.82%	2.38%	2.34%
Net investment loss	(0.52%)	(0.97%)	(0.43%)	(0.90%)	(0.85%)
Portfolio turnover rate	70%	64%	99%	62%	71%

(A) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

42

Financial Highlights

(Continued)

Touchstone Mid Cap Growth Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$18.31	$20.81	$17.00	$10.99	$18.15
Income (loss) from investment operations:
Net investment loss	(0.18)	(0.36)	(0.17)	(0.14)	(0.14)
Net realized and unrealized gains (losses) on
investments	2.17	(0.85)	3.98	6.15	(6.78)
Total from investment operations	1.99	(1.21)	3.81	6.01	(6.92)
Distributions from:
Realized capital gains	(1.46)	(1.29)	—	—	(0.24)
Net asset value at end of period	$18.84	$18.31	$20.81	$17.00	$10.99
Total return(A)	11.90%	(4.43%)	22.41%	54.69%	(38.14%)
Ratios and supplemental data:
Net assets at end of period (000's)	$141,485	$162,693	$223,376	$218,413	$158,782
Ratio to average net assets:
Net expenses	2.15%	2.17%	2.24%	2.25%	2.25%
Gross expenses	2.15%	2.17%	2.27%	2.31%	2.31%
Net investment loss	(0.95%)	(1.56%)	(0.90%)	(0.90%)	(0.84%)
Portfolio turnover rate	70%	64%	99%	62%	71%

Touchstone Mid Cap Growth Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,				Period Ended March 31,
	2013	2012	2011	2010	2009(B)
Net asset value at beginning of period	$22.63	$25.07	$20.27	$12.96	$13.20
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.10)	0.01	0.01	0.02
Net realized and unrealized gains (losses) on
investments	2.75	(1.05)	4.79	7.30	(0.26)
Total from investment operations	2.76	(1.15)	4.80	7.31	(0.24)
Distributions from:
Realized capital gains	(1.46)	(1.29)	—	—	—
Net asset value at end of period	$23.93	$22.63	$25.07	$20.27	$12.96
Total return	13.05%	(3.42%)	23.68%	56.40%	(1.82	%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$164,267	$123,593	$47,470	$26,162	$3
Ratio to average net assets:					1.25	%(D)
Net expenses	1.16%	1.11%	1.24%	1.25%
Gross expenses	1.16%	1.11%	1.24%	1.26%	1.63	%(D)
Net investment income (loss)	0.04%	(0.49%)	0.05%	0.14%	1.11	%(D)
Portfolio turnover rate	70%	64%	99%	62%	71%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(B)	Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(C)	Not annualized.

(D)	Annualized.

See accompanying Notes to Financial Statements.

43

Financial Highlights

(Continued)

Touchstone Mid Cap Growth Fund — Class Institutional

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,	Period Ended March 31,
	2013	2012(A)
Net asset value at beginning of period	$22.65	$25.30
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.03)
Net realized and unrealized gains (losses) on
investments	2.76	(1.33)
Total from investment operations	2.80	(1.36)
Distributions from:
Realized capital gains	(1.46)	(1.29)
Net asset value at end of period	$23.99	$22.65
Total return	13.23%	(4.22	%)(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$38,821	$25,550
Ratio to average net assets:		1.03	%(C)
Net expenses	0.98%
Gross expenses	0.98%	1.17	%(C)
Net investment income (loss)	0.21%	(0.41	%)(C)
Portfolio turnover rate	70%	64%

(A)	Represents the period from commencement of operations (April 1, 2011) through March 31, 2012.

(B)	Not annualized.

(C)	Annualized.

See accompanying Notes to Financial Statements.

44

Notes to Financial Statements

March 31, 2013

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Trust consists of nineteen funds including the following four funds, individually, a “Fund”, and collectively, the “Funds”:

Touchstone Diversified Small Cap Growth Fund (“Diversified Small Cap Growth Fund”)

Touchstone Growth Opportunities Fund (“Growth Opportunities Fund”)

Touchstone Large Cap Growth Fund (“Large Cap Growth Fund”)

Touchstone Mid Cap Growth Fund (“Mid Cap Growth Fund”)

The Diversified Small Cap Growth Fund and the Mid Cap Growth Fund are each an open-end, diversified, management investment company. The Growth Opportunities Fund and the Large Cap Growth Fund are each an open-end, non-diversified management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Funds are registered to offer the following classes of shares: Class A shares, Class B shares, Class C shares, Class Y shares, and Institutional Class shares. Class B shares are closed to new investors and subsequent purchases. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation and fair value measurements — All investments in securities are recorded at their estimated fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. Generally accepted accounting principles in the United States (“U.S. GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of March 31, 2013, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector allocation. The Funds did not hold any Level 3 categorized securities during the year ended March 31, 2013.

All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended March 31, 2013, there were no transfers between Levels 1, 2 and 3 for all Funds.

45

Notes to Financial Statements

March 31, 2013 (Continued)

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price, and to the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Securities for which market quotations or the NOCP are not readily available are fair valued as determined by or under the direction of the Board of Trustees and are categorized in Level 3. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1. The prices for foreign securities are reported in local currency and translated into to U.S. dollars using currency exchange rates.

Level 2 Valuation — Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Funds to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV of the Funds. Any debt securities held by the Funds for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Level 3 Valuation — Securities held by the Funds that do not have readily available market quotations, or securities for which the available market quotations are not reliable, are priced at their fair value using procedures approved by the Funds’ Board of Trustees. The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Certain Funds invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV. When the Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate

46

Notes to Financial Statements

March 31, 2013 (Continued)

share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Funds’ fees and expenses.

New accounting pronouncements — In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. In January 2013, the FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of ASU No. 2011-11 to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian in an amount at least equal to the market value of the loaned securities. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the securities loaned plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle.

As of March 31, 2013, the following Funds loaned securities and received collateral as follows:

	Market	Market
	Value of	Value of
	Securities	Collateral
Fund	Loaned	Received
Diversified Small Cap Growth Fund	$935,136	$948,868
Growth Opportunities Fund	1,057,555	1,078,065
Large Cap Growth Fund	38,719,546	38,881,385
Mid Cap Growth Fund	18,322,322	18,521,763

47

Notes to Financial Statements

March 31, 2013 (Continued)

All collateral received as cash is received, held and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned.

Unrealized gain or loss on the market value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A Shares. The maximum offering price per share of Class B, Class C, Class Y, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%. Class B shares of the Funds are subject to a CDSC of 5.00% in the event of a shareholder redemption within a one-year period of purchase. The CDSC will be incrementally reduced over time. After the 6th year, there is no CDSC. Class C shares of the Funds are subject to a CDSC of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund declares and distributes net investment income, if any, annually, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds net investment income that invest in underlying funds is affected by the timing of dividend declarations by investee Funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and /or Touchstone Investment Trust, Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Institutional Funds Trust and Touchstone Variable Series Trust (“Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

48

Notes to Financial Statements

March 31, 2013 (Continued)

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2013:

	Diversified	Growth	Large Cap	Mid Cap
	Small Cap	Opportunities	Growth	Growth
	Growth Fund	Fund	Fund	Fund
Purchases of investment securities *	$21,024,288	$156,854,102	$907,048,003	$422,683,075
Proceeds from sales and maturities	$28,826,606	$190,067,361	$1,028,060,232	$495,057,488

*	The cost of purchases excludes $55,514,925 and $173,260,180 on Growth Opportunities Fund and Large Cap Growth Fund, respectively, from securities received from the acquired funds. See Note 7 in the Notes to Financial Statements.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”),Touchstone Securities, Inc. (the “Underwriter”) or BNY Mellon Investment Servicing (U.S) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company (“Western-Southern”).

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (“Advisory Agreement”). Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Diversified Small Cap Growth Fund	1.05%
Growth Opportunities Fund	0.75% on the first $500 million
0.70% of the next $500 million
0.65% of such assets in excess of $1 billion
Large Cap Growth Fund	0.75% on the first $200 million
0.70% of the next $800 million
0.65% of such assets in excess of $1 billion
Mid Cap Growth Fund	0.75% on the first $500 million
0.70% of the next $500 million
0.65% of such assets in excess of $1 billion

The Advisor has entered into investment sub-advisory agreements with the following parties:

Fort Washington Investment Advisors, Inc.*

Diversified Small Cap Growth Fund

Navellier & Associates, Inc.

Large Cap Growth Fund

Westfield Capital Management Company, L.P.

Growth Opportunities Fund

Mid Cap Growth Fund

*	Affiliate of the Advisor

49

Notes to Financial Statements

March 31, 2013 (Continued)

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an expense limitation agreement (“Expense Limitation Agreement”) to contractually limit operating expenses of the Funds, excluding dividend expenses on short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with U.S. GAAP, the cost of “Acquired Fund Fees and Expenses”, if any, and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class level expenses, administration fees and reimburse expenses in order to maintain expense limitations for the Funds as follows:

					Institutional
Fund	Class A	Class B	Class C	Class Y	Class
Diversified Small Cap Growth Fund	1.40%	—	2.15%	1.15%	—
Growth Opportunities Fund*	1.20%	—	1.95%	0.95%	0.84%
Large Cap Growth Fund**	1.20%	1.95%	1.95%	0.95%	—
Mid Cap Growth Fund	1.43%	2.18%	2.18%	1.18%	1.03%

*	Prior to September 10, 2012, the expense limitations for Class A, Class C, Class Y, and Institutional Class shares of Growth Opportunities Fund were 1.24%, 1.99%, 0.99%, and 0.84%, respectively.

**	Prior to September 10, 2012, the expense limitations for Class A, Class B, Class C and Class Y of the Large Cap Growth Fund were 1.25%, 2.00%, 2.00% and 0.99%, respectively.

These expense limitations in the Expense Limitation Agreement will remain in effect until at least July 29, 2013 for Diversified Small Cap Growth Fund and Mid Cap Growth Fund and until at least September 10, 2013 for Growth Opportunities Fund and Large Cap Growth Fund.

During the year ended March 31, 2013, the Advisor and/or affiliates waived investment advisory fees and administration fees or reimbursed expenses, including 12b-1 fees of the Funds as follows:

	Investment		Operating Other
	Advisory	Administration	Expenses
Fund	Fees Waived	Fees Waived	Reimbursed
Diversified Small Cap Growth Fund	$13,116	$55,576	$93,989
Growth Opportunities Fund	—	231,549	62,723
Large Cap Growth Fund	—	—	915,294

Effective July 20, 2012, under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. As of March 31, 2013, the Advisor may seek recoupment of previously waived and reimbursed fees as follows:

Expiration
March 31,
Fund	2016
Diversified Small Cap Growth Fund	$88,764
Growth Opportunities Fund	187,738
Large Cap Growth Fund	390,044

ADMINISTRATION AGREEMENTS

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (the “SEC”) and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating

50

Notes to Financial Statements

March 31, 2013 (Continued)

the daily NAV per share; and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% on the first $6 billion of the aggregate average daily net assets of the Touchstone Fund Complex, (excluding Touchstone Institutional Money Market Fund, the Touchstone Institutional Funds Trust and the Touchstone Variable Series Trust); 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets over $10 billion. The fee is allocated among the funds of the Touchstone Fund Complex, (excluding Touchstone Institutional Money Market Fund, the Touchstone Institutional Funds Trust and the Touchstone Variable Series Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that are subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class B plan, each Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class B shares. Under the Class C plan, each Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of Class A shares of the following Funds during the year ended March 31, 2013:

Fund	Amount
Diversified Small Cap Growth Fund	$673
Growth Opportunities Fund	3,417
Large Cap Growth Fund	49,508
Mid Cap Growth Fund	23,110

In addition, the Underwriter collected contingent deferred sales charges on the redemption of Class A, Class B, and Class C shares of the following Funds during the year ended March 31, 2013:

	Class	Class	Class
Fund	A	B	C
Diversified Small Cap Growth Fund	$—	$—	$64
Growth Opportunities Fund	—	—	33
Large Cap Growth Fund	—	3,697	4,785
Mid Cap Growth Fund	31	4,815	4,312

51

Notes to Financial Statements

March 31, 2013 (Continued)

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended March 31, 2013, is as follows:

		Share Activity
	Balance			Balance		Value
Fund	03/31/12	Purchases	Sales	03/31/13	Dividends	03/31/13
Diversified Small Cap Growth Fund	1,196,631	10,649,142	(10,283,171)	1,562,602	$1,154	$1,562,602
Growth Opportunities Fund	—	101,757,425	(88,674,664)	13,082,761	3,659	13,082,761
Large Cap Growth Fund	7,532,678	379,668,882	(383,433,033)	3,768,527	19,727	3,768,527
Mid Cap Growth Fund	3,494,953	298,754,994	(288,732,710)	13,517,237	20,597	13,517,237

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is the Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended March 31, 2013 and March 31, 2012 was as follows:

	Diversified Small Cap		Growth		Large Cap		Mid Cap
	Growth Fund		Opportunities Fund		Growth Fund		Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012
From ordinary income	$—	$—	$13,520,246	$—	$4,798,981	$—	$5,551,913	$42,015,658
From long-term capital gains	—	—	—	—	—	—	35,848,435	—
	$—	$—	$13,520,246	$—	$4,798,981	$—	$41,400,348	$42,015,658

The following information is computed on a tax basis for each item as of March 31, 2013:

	Diversified	Growth	Large Cap	Mid Cap
	Small Cap	Opportunities	Growth	Growth
	Growth Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$26,696,537	$194,093,781	$796,224,922	$573,303,648
Gross unrealized appreciation	6,204,579	33,739,563	162,158,410	117,693,497
Gross unrealized depreciation	(1,129,459)	(4,584,726)	(5,769,168)	(19,731,581)
Net unrealized appreciation	5,075,120	29,154,837	156,389,242	97,961,916
Accumulated capital and other losses	(11,875,948)	(21,027,680)	—	—
Undistributed ordinary income	—	—	123,507	—
Post - October and Qualified Late-Year losses	(65,210)	(929,180)	—	—
Undistributed capital gains	—	—	17,425,900	24,581,625
Accumulated earnings	$(6,866,038)	$7,197,977	$173,938,649	$122,543,541

52

Notes to Financial Statements

March 31, 2013 (Continued)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals.

As of March 31, 2013, the Funds had the following capital loss carryforwards for federal income tax purposes:

						No	No
	Short Term Expiring on					Expiration	Expiration
Fund	2014	2017		2018		Short Term*	Long Term*	Total
Diversified Small Cap
Growth Fund	$2,316,481	$3,627,106		$5,932,361		$—	$—	$11,875,948
Growth Opportunities Fund	—	19,598,166	**	1,429,514	**	—	—	21,027,680

*	The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act are effective for the Funds’ fiscal year ending March 31, 2013. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized.Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

**	Utilization may be limited by current income tax regulations.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended March 31, 2013, the following Funds utilized capital loss carryforwards:

Fund	Amount
Diversified Small Cap Growth Fund	$2,285,675
Growth Opportunities Fund	9,856,623
Large Cap Growth Fund	110,530,132

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2013, the Funds elected to defer the following losses:

	Realized	Realized
	Short-Term	Long-Term
	Capital	Capital	Ordinary
Fund	Losses	Losses	Losses
Diversified Small Cap Growth Fund	$—	$—	$65,210
Growth Opportunities Fund	—	899,109	30,071

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2010 through 2013) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis. The following reclassifications, which are primarily attributed to the tax treatment of net investment loss, sale of securities that paid non-taxable return of capital distributions, distributions in excess of current year earnings, transfers of capital loss carryforwards and wash sales due to mergers have been made to the following Funds for the year ended March 31, 2013:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
Diversified Small Cap Growth Fund	$(100,527)	$100,527	$—
Growth Opportunities Fund	949,984	4,235	(954,219)

53

Notes to Financial Statements

March 31, 2013 (Continued)

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
Large Cap Growth Fund	$3,176,338	$—	$(3,176,338)
Mid Cap Growth Fund	—	2,214,005	(2,214,005)

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

7. Risks Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

8. Fund Mergers

On April 21, 2011, a Special Meeting of Shareholders was held to approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Healthcare and Biotechnology Fund, a series of Touchstone Funds Group Trust, to the Large Cap Growth Fund in exchange for shares of the Large Cap Growth Fund and the subsequent liquidation of the Touchstone Healthcare and Biotechnology Fund. The Agreement and Plan of Reorganization was approved and the merger took place on May 6, 2011. The merger was approved as follows:

	Number of Votes
	For	Against	Abstain
Healthcare and Biotechnology Fund	756,446	79,632	28,822

The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation (depreciation) and realized gain (loss) immediately before and after the reorganization:

			After
	Before Reorganization		Reorganization
	Healthcare and
	Biotechnology	Large Cap	Large Cap
	Fund	Growth Fund	Growth Fund
Shares	1,487,602	29,733,726	30,761,803
Net Assets	$25,653,016	$741,478,177	$767,131,193
Net Asset Value	17.24	24.94	24.94

54

Notes to Financial Statements

March 31, 2013 (Continued)

			After
	Before Reorganization		Reorganization
	Healthcare and
	Biotechnology	Large Cap	Large Cap
	Fund	Growth Fund	Growth Fund
Unrealized Appreciation	$7,230,578	$184,155,041	$191,385,619
Accumulated Net Realized Gain (Loss)	(7,746,291)	(193,595,589)	(193,595,589)

At a meeting held on March 13, 2012, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Fifth Third Mid Cap Growth Fund and the Fifth Third Quality Growth Fund (each an “Acquired Fund”), each a series of Fifth Third Funds (“Fifth Third”), to the Touchstone Growth Opportunities Fund and the Touchstone Large Cap Growth Fund (each an “Acquiring Fund”), respectively. The mergers took place on September 10, 2012.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization:

				After
	Before Reorganization			Reorganization
			Touchstone	Touchstone
	Fifth Third		Growth	Growth
	Mid Cap		Opportunities	Opportunities
	Growth Fund		Fund	Fund
Class A *
Shares	572,780	(A)	2,248,976	2,821,757
Net Assets	$14,817,828		$58,180,948	$72,998,776
Net Asset Value	$25.87	(A)	$25.87	$25.87
Class C
Shares	20,324	(B)	366,835	387,159
Net Assets	$483,997		$8,736,093	$9,220,090
Net Asset Value	$23.81	(B)	$23.81	$23.81
Class Y *
Shares	1,938,310	(C)	515,855	2,454,164
Net Assets	$50,516,751		$13,444,300	$63,691,051
Net Asset Value	$26.06	(C)	$26.06	$26.06
Institutional Class
Shares	—		$2,695,048	$2,695,048
Net Assets	$—		$70,607,136	$70,607,136
Net Asset Value	$—		$26.20	$26.20
Total Fund
Shares Outstanding	4,987,746		5,826,714	8,358,128
Net Assets	$65,818,576		$150,968,477	$216,787,053
Unrealized Appreciation (Depreciation)	$10,318,769		$9,176,645	$19,495,414

(A)Reflects a 0.4885:1 stock split on Class A Shares and a 0.4272:1 stock split on Class B Shares which occurred on the date of reorganization, September 10, 2012.

(B)Reflects a 0.4334:1 stock split which occurred on the date of reorganization, September 10, 2012.

(C)Reflects a 0.5149:1 stock split which occurred on the date of reorganization, September 10, 2012.

* The Acquired Funds had Class B shares and Institutional Class shares outstanding immediately prior to the reorganization, which were exchanged for Class A shares and Class Y shares, respectively, of the Acquiring Funds.

55

Notes to Financial Statements

March 31, 2013 (Continued)

				After
	Before Reorganization			Reorganization
	Fifth Third		Touchstone	Touchstone
	Quality		Large Cap	Large Cap
	Growth Fund		Growth Fund	Growth Fund
Class A *
Shares	2,188,990	(A)	8,811,417	11,000,407
Net Assets	$60,528,345		$243,647,557	$304,175,902
Net Asset Value	$27.65	(A)	$27.65	$27.65
Class B
Shares	—		336,597	336,597
Net Assets	$—		$8,863,111	$8,863,111
Net Asset Value	$—		$26.33	$26.33
Class C
Shares	39,069	(B)	4,454,876	4,493,945
Net Assets	$1,021,152		$116,437,117	$117,458,269
Net Asset Value	$26.14	(B)	$26.14	$26.14
Class Y *
Shares	6,984,781	(C)	14,937,356	21,922,137
Net Assets	$195,449,178		$417,980,580	$613,429,758
Net Asset Value	$27.98	(C)	$27.98	$27.98
Total Fund
Shares Outstanding	14,565,867		28,540,246	37,753,086
Net Assets	$256,998,675		$786,928,365	$1,043,927,040
Unrealized Appreciation (Depreciation)	$83,525,041		$164,097,186	$247,622,227

(A)Reflects a 0.6217:1 stock split on Class A Shares and a 0.5655 stock split on Class B Shares which occurred on the date of reorganization, September 10, 2012.

(B)Reflects a 0.5782:1 stock split which occurred on the date of reorganization, September 10, 2012.

(C)Reflects a 0.6364:1 stock split which occurred on the date of reorganization, September 10, 2012.

* The Acquired Funds had Class B shares and Institutional Class shares outstanding immediately prior to the reorganization, which were exchanged for Class A shares and Class Y shares, respectively, of the Acquiring Funds.

Assuming the reorganization had been completed on April 1, 2012, the results of operations for the Growth Opportunities Fund and the Large Cap Growth Fund for the year ended March 31, 2013 would have been as follows:

	Touchstone
	Growth	Touchstone
	Opportunities	Large Cap
	Fund	Growth Fund
Net investment income (loss)	$(12,235)	$4,631,816
Net realized and unrealized gain (loss) on investments	$37,735,938	$110,353,868
Net increase in asset from operations	$37,723,703	$114,985,684

Because the combined investment portfolios have been managed as single portfolios since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings to the Acquiring Funds that have been included in their statements of operations since the reorganizations.

9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a meeting of the Board of Trustees (the “Board”) held on May 23, 2013, the Board approved a reorganization providing for the transfer of all assets and liabilities of the Touchstone Diversified Small Cap Growth Fund

56

Notes to Financial Statements

March 31, 2013 (Continued)

into the Touchstone Small Cap Growth Fund, pursuant to an agreement and plan of reorganization. Both Funds are series of the Touchstone Strategic Trust. The shareholders of the Touchstone Diversified Small Cap Growth Fund will receive shares of the Touchstone Small Cap Growth Fund. The Touchstone Diversified Small Cap Growth Fund will be subsequently liquidated. The reorganization is expected to occur on or about August 23, 2013.

There were no other subsequent events that necessitated recognition or disclosure on the Funds’ financial statements.

57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Diversified Small Cap Growth Fund, Touchstone Growth Opportunities Fund, Touchstone Large Cap Growth Fund, and Touchstone Mid Cap Growth Fund.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Diversified Small Cap Growth Fund, Touchstone Growth Opportunities Fund, Touchstone Large Cap Growth Fund, and Touchstone Mid Cap Growth Fund (the “Funds”) (four of the funds constituting the Touchstone Strategic Trust), as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Touchstone Diversified Small Cap Growth Fund, Touchstone Growth Opportunities Fund, Touchstone Large Cap Growth Fund, and Touchstone Mid Cap Growth Fund (four of the funds constituting the Touchstone Strategic Trust) at March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

May 24, 2013

58

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2013 are designed as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates in 2013. The Funds intend to pass through the maximum allowable percentage for 1099s.

Growth Opportunities Fund	13.38%
Large Cap Growth Fund	100.00%
Mid Cap Growth Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal period ended March 31, 2013 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage for 1099s.

Growth Opportunities Fund	13.91%
Large Cap Growth Fund	100.00%
Mid Cap Growth Fund	90.98%

For the fiscal year ended March 31, 2013, Large Cap Growth Fund and Mid Cap Growth Fund designates $17,425,900 and $ 46,437,311 as long-term capital gains, respectively.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing: (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2012 through March 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended March 31, 2013” to estimate the expenses you paid on your account during this period.

59

Other Items (Unaudited)

(Continued)

Schedule of Shareholder Expenses (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Rato	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		March 31,	October 1,	March 31,	March 31,
		2013	2012	2013	2013*
Touchstone Diversified Small Cap Growth Fund
Class A	Actual	1.40%	$1,000.00	$1,100.00	$7.33
Class A	Hypothetical	1.40%	$1,000.00	$1,017.95	$7.04

Class C	Actual	2.15%	$1,000.00	$1,095.70	$11.23
Class C	Hypothetical	2.15%	$1,000.00	$1,014.21	$10.80

Class Y	Actual	1.15%	$1,000.00	$1,102.10	$6.03
Class Y	Hypothetical	1.15%	$1,000.00	$1,019.20	$5.79

Touchstone Growth Opportunities Fund
Class A	Actual	1.20%	$1,000.00	$1,227.20	$6.36
Class A	Hypothetical	1.20%	$1,000.00	$1,018.95	$6.04

Class C	Actual	1.95%	$1,000.00	$1,122.90	$10.32
Class C	Hypothetical	1.95%	$1,000.00	$1,015.21	$9.80

Class Y	Actual	0.95%	$1,000.00	$1,128.50	$5.04
Class Y	Hypothetical	0.95%	$1,000.00	$1,020.19	$4.78

Institutional Class	Actual	0.84%	$1,000.00	$1,128.90	$4.46
Institutional Class	Hypothetical	0.84%	$1,000.00	$1,020.74	$4.23

Touchstone Large Cap Growth Fund
Class A	Actual	1.20%	$1,000.00	$1,048.10	$6.13
Class A	Hypothetical	1.20%	$1,000.00	$1,018.95	$6.04

Class B	Actual	1.67%	$1,000.00	$1,045.40	$8.52

Class B	Hypothetical	1.67%	$1,000.00	$1,016.60	$8.40

Class C	Actual	1.95%	$1,000.00	$1,044.20	$9.94

Class C	Hypothetical	1.95%	$1,000.00	$1,015.21	$9.80

Class Y	Actual	0.95%	$1,000.00	$1,044.90	$4.84
Class Y	Hypothetical	0.95%	$1,000.00	$1,020.19	$4.78

60

Other Items (Unaudited)

(Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Rato	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		March 31,	October 1,	March 31,	March 31,
		2013	2012	2013	2013*
Touchstone Mid Cap Growth Fund
Class A	Actual	1.38%	$1,000.00	$1,130.30	$7.33
Class A	Hypothetical	1.38%	$1,000.00	$1,018.05	$6.94

Class B	Actual	1.52%	$1,000.00	$1,129.60	$8.07
Class B	Hypothetical	1.52%	$1,000.00	$1,017.35	$7.64

Class C	Actual	2.12%	$1,000.00	$1,125.80	$11.24
Class C	Hypothetical	2.12%	$1,000.00	$1,014.36	$10.65

Class Y	Actual	1.21%	$1,000.00	$1,131.50	$6.43
Class Y	Hypothetical	1.21%	$1,000.00	$1,018.90	$6.09

Institutional Class	Actual	0.95%	$1,000.00	$1,132.80	$5.05
Institutional Class	Hypothetical	0.95%	$1,000.00	$1,020.19	$4.78

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period).

61

Other Items (Unaudited)

(Continued)

Annual renewal of Investment Advisory and Sub-Advisory Agreements

Advisory Agreement Approval Disclosure

At a meeting held on November 15, 2012, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of each Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including those that were affiliates of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts regular on-site compliance visits with each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance

62

Other Items (Unaudited)

(Continued)

monitoring processes also include quarterly reviews of compliance reports, and that any issues arising from such reports and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability.The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to one of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor waived a portion of the fees and/or reimbursed a portion of the operating expenses of the Funds. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board considered that the Funds’ distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended June 30, 2012 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed a portion of the operating expenses of the Funds in order to reduce the Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board also discussed with management certain factors as set forth in the conditions to the Funds’ exemptive order issued by the Securities and Exchange Commission relating to investments by the non-money market Funds in the Touchstone Institutional Money Market Fund. The Board considered the nature and extent of the services provided by the Advisor and the Sub-Advisors to each Fund and a discussion by management with respect to the costs to the Advisor and Sub-Advisors of the portion of the advisory fee and sub-advisory fee attributable to the portion of the non-money market Funds’ assets to be invested in the Touchstone Institutional Money Market Fund. Based on these factors, the Board concluded that the advisory fee and the sub-advisory fee associated with the management of each non-money market Fund were based on services that were in addition

63

Other Items (Unaudited)

(Continued)

to, rather than duplicative of, services provided under the Investment Advisory and Sub-Advisory Agreements with respect to the Touchstone Institutional Money Market Fund.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Diversified Small Cap Growth. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees as well as reimbursing a portion of the Fund’s operating expenses. The Board took into account the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance was in the 5th quintile of its peer group for the six- and thirty-six-month periods ended June 30, 2012, and the Fund’s performance was in the 3rd quintile for the twelve-month period ended June 30, 2012. The Board noted management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s performance was being addressed and also found that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees as well as reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 3rd quintile of the Fund’s peer group for the six- and thirty-six-month periods ended June 30, 2012, and the Fund’s performance was in the 5th quintile for the twelve-month period ended June 30, 2012. The Board noted management’s discussion of the recent improvement in the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and also found that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and at the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees as well as reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 3rd quintile of the Fund’s peer group for the six- month period ended June 30, 2012, and the Fund’s performance was in the 1st quintile for the twelve- and thirty-six-month periods ended June 30, 2012. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the Fund’s advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees as well as reimbursing a portion of the Fund’s operating expenses. The Board also noted the addition of breakpoints to the Fund’s advisory fee in 2011. The Fund’s performance was in the 1st quintile of the Fund’s peer group for the six-month period ended June 30, 2012, and the Fund’s performance was in the 5th quintile for the twelve- and thirty-six-month periods ended June 30, 2012. The Board noted management’s explanation for the Fund’s underperformance and management’s continued monitoring of the Fund’s performance. The Board also noted the recent improvement in the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

64

Other Items (Unaudited)

(Continued)

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedule for each of Touchstone Growth Opportunities Fund, Touchstone Large Cap Growth Fund and Touchstone Mid Cap Growth Fund contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Touchstone Diversified Small Cap Growth Fund, which did not currently have such breakpoints in its advisory fee schedule. The Board noted that the advisory fee for the Touchstone Large Cap Growth Fund and the Touchstone Mid Cap Growth Fund currently reflected such economies of scale. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of Touchstone Diversified Small Cap Growth Fund was not appropriate at that time. The Board also noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices or, as discussed above, is being addressed; and (d) each Fund’s advisory fee is reasonable relative to those of similar funds and the services to be provided by the Advisor. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor to one of the Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.

Sub-Advisor’s Compensation. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the

65

Other Items (Unaudited)

(Continued)

Board noted the undertakings of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for each of Touchstone Growth Opportunities Fund, Touchstone Large Cap Growth Fund and Touchstone Mid Cap Growth Fund contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisors to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Diversified Small Cap Growth Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. The Board took into account the addition of breakpoints to the Fund’s sub-advisory fee in 2011. Based upon their review, the Trustees concluded that the sub-advisory fees were reasonable in light of the high quality of services received by the Fund and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended June 30, 2012 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor’s focus on each Sub-Advisor’s performance and the Advisor’s ways of addressing underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory relative to the performance of funds

66

Other Items (Unaudited)

(Continued)

with similar investment objectives and relevant indices or, as discussed above, is being addressed; (d) each Fund’s advisory fees are reasonable relative to those of similar funds and the services to be provided by the Advisor and the Sub-Advisor; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.

67

Management of the Trust (Unaudited)

Listed below is basic information regarding theTrustees and principal officers of theTrust. TheTrust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees1:

Number
of Funds
Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During the Past 5 Years	Complex[3]	Held During the Past 5 Years[4]
Jill T. McGruder	Trustee and	Until retirement	President and CEO of IFS Financial	52	Director of LaRosa’s (a restaurant
Touchstone Advisors, Inc	President	at age 75 or until	Services, Inc. (a holding company).		chain), Capital Analysts Incorporated
303 Broadway		she resigns or is			(an investment advisor and broker-
Cincinnati, OH		removed			dealer), IFS Financial Services, Inc. (a
Year of Birth: 1955		Trustee since			holding company), Integrity and
		1999			National Integrity Life Insurance Co.,
Touchstone Securities (the Trust’s
distributor), Touchstone Advisors (the
Trust’s investment advisor and
administrator), W&S Brokerage
Services (a brokerage company) and
W&S Financial Group Distributors (a
distribution company).

Independent Trustees:
Phillip R. Cox	Trustee	Until retirement	President and Chief Executive	52	Director of Cincinnati Bell (a
105 East Fourth Street		at age 75 or until	Officer of Cox Financial Corp. (a		communications company), Bethesda
Cincinnati, OH		he resigns or is	financial services company).		Inc. (a hospital), Timken Co. (a
Year of Birth: 1947		removed			manufacturing company), Diebold (a
		Trustee since			technology solutions company), and
		1999			Ohio Business Alliance for Higher
Education. Director of Duke Energy
from 1994-2008.

H. Jerome Lerner	Trustee	Until retirement	None	52	BASCO Shower Enclosures (a disign
c/o Touchstone Advisors, Inc.		at age 75 or until			and manufacturing company) from
303 Broadway		he resigns or is			2000 to present. Hebrew Union
Cincinnati, OH		removed			College - Jewish Institute of Religion
Year of Birth: 1938		Trustee since			from 1990 to present.
1989

68

Management of the Trust (Unaudited)

(Continued)

Independent Trustees (Continued):

Number
of Funds
Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During the Past 5 Years	Complex[3]	Held During the Past 5 Years[4]
Donald C. Siekmann	Trustee	Until retirement	Executive for Duro Bag	52	Rverfront Mutual Funds (until 2008)
c/o Touchstone Advisors, Inc.		at age 75 or until	Manufacturing Co. (a bag
303 Broadway		he resigns or is	manufacturer) from 2002-2008.
Cincinnati, OH		removed
Year of Birth: 1938		Trustee since
2005

Susan J. Hickenlooper	Trustee	Until retirement	Financial Analyst for Impact 100	52	Trustee of Gateway Trust (a mutual
c/o Touchstone Advisors, Inc.		at age 75 or until	(Charitable Organization) from 11/		fund) from 2006-2009, Trustee of
303 Broadway		he resigns or is	2012 to present.		Cincinnati Parks Foundation (a
Cincinnati, OH		removed			charitable organization) from 2000 to
Year of Birth: 1946		Trustee since			present, Trustee of Episcopal
		2009			Retirement Homes Foundation from
1998-2011.

[1]	Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.

2 Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

[3]	The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust, 14 series of Touchstone Funds Group Trust and 1 series of Touchstone Institutional Funds Trust.

[4]	Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

69

Management of the Trust (Unaudited)

(Continued)

Principal Officers1:

Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust	Time Served	During the Past 5 Years
Jill T. McGruder	President	Until resignation, removal or disqualification	See biography above.
Touchstone Advisors, Inc.		President since 2004; President from 2000-
303 Broadway		2002
Cincinnati, OH
Year of Birth: 1955
Steven M. Graziano	Vice	Until resignation, removal or disqualification	President of Touchstone Advisors, Inc.; Executive Vice
Touchstone Advisors, Inc.	President	Vice President since 2009	President of Pioneer Investment Management, Head of
303 Broadway			Retail Distribution and Strategic Marketing 2007-
Cincinnati, OH			2008; Executive Vice President of Pioneer Investment
Year of Birth: 1954			Management, Chief Marketing Officer 2002-2007.
Timothy D. Paulin	Vice	Until resignation, removal or disqualification	Senior Vice President of Investment Research and
Touchstone Advisors, Inc.	President	Vice President since 2010	Product Management of Touchstone Advisors, Inc.,
303 Broadway			Director of Product Design of Klein Decisions, Inc.
Cincinnati, OH			2003 – 2010.
Year of Birth: 1963
Michael R. Moser	Chief	Until resignation, removal or disqualification	Vice President and Chief Compliance Officer of the
Western and Southern	Compliance	Chief Compliance Officer since 2012	Western & Southern Financial Group and Chief
Financial Group	Officer		Compliance Officer of Touchstone Advisors.
303 Broadway
Cincinnati, OH
Year of Birth: 1968
Terrie A. Wiedenheft	Controller	Until resignation, removal or disqualification	Senior Vice President, Chief Financial Officer and
Touchstone Advisors, Inc.	and	Controller since 2000 Treasurer since 2003	Chief Operations Officer of IFS Financial Services, Inc.
303 Broadway	Treasurer
Cincinnati, OH
Year of Birth: 1962
Elizabeth R. Freeman	Secretary	Until resignation, removal or disqualification	Managing Director and Senior Counsel at BNY
BNY Mellon		Secretary since 2011	Mellon Investment Servicing (US) Inc.
201 Washington Street
Boston, MA
Year of Birth: 1962

[1]	Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

70

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* Capital Analysts Incorporated and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

71

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54-TST-AR-1303

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Donald Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust totaled $54,000 and $54,000 in fiscal 2013 and 2012, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-SAR.

Audit-Related Fees

(b)	Audit-related fees totaled $0 and $15,600 in fiscal 2013 and 2012, respectively. The 2012 fees related to: 1) Post-Audit review procedures, review of the April 1, 2011 N-1A filing and Issuance of our consent in connection with the Mid Cap Growth Fund; 2) Post-Audit review procedures, review of the October 27, 2011 N-14 filing and Issuance of our consent in connection with the Old Mutual merger; 3) Post-Audit review procedures, review of the November 30, 2011 N-14 filing and Issuance of our consent in connection with the Old Mutual merger; and 4) Conversion testing from the Trust’s former fund accountant and transfer agent (JP Morgan) to the Trust’s current fund accountant and transfer agent (BNY Mellon).

Tax Fees

(c)	Fees for tax compliance services totaled $16,200 and $16,200 in fiscal 2013 and 2012, respectively.

All Other Fees

(d)	There were no fees for all other services to Touchstone Strategic Trust not included above.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust and certain entities*, totaled approximately $16,200 and $16,200 in 2013 and 2012, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	6/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	6/3/13

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	6/3/13

* Print the name and title of each signing officer under his or her signature.